_________________________________________________________
            _________________________________________________________


                         INTERVEST MORTGAGE CORPORATION


                                       AND


                              THE BANK OF NEW YORK
                                   as Trustee



                                    INDENTURE

                        Dated as of ____________ 1, 2004





                                   $11,500,000
                     Series __/__/04 Subordinated Debentures

                         $2,500,000 Due January 1, 2008
                         $4,000,000 Due January 1, 2010
                         $5,000,000 Due January 1, 2012






            _________________________________________________________
            _________________________________________________________

                              CROSS REFERENCE TABLE
                              ---------------------


TIA Section                                                    Indenture Section
-----------                                                    -----------------

310(a)(1) and (2)............................                               7.10
310(a)(3) and (4)............................                               N.A.
310(b).......................................                  7.08, 7.10, 11.02
310(c).......................................                               N.A.
311(a) and (b)...............................                               7.11
311(c).......................................                               N.A.
312(a).......................................                               2.05
312(b) and (c)...............................                               2.06
313(a).......................................                               7.06
313(b)(1)....................................                               N.A.
313(b)(2)....................................                               7.06
313(c).......................................                        7.06, 11.02
313(d).......................................                               7.06
314(a).......................................                        4.02, 11.02
314(b).......................................                               N.A.
314(c)(1) and (c)(2).........................                              11.03
314(c)(3) and (d)............................                               N.A.
314(e).......................................                              11.04
314(f).......................................                               N.A.
315(a), (c) and (d)..........................                               7.01
315(b).......................................                        7.05, 11.02
315(e).......................................                               6.11
316(a)(1)(A).................................                               6.05
316(a)(1)(B).................................                               6.04
316(a)(2)....................................                               9.02
316(a) Last Paragraph........................                        2.10, 11.05
316(b).......................................                               6.07
317(a).......................................                         6.08, 6.09
317(b).......................................                               2.04
318(a).......................................                              11.01


__________
N.A. means Not Applicable.

Note: This cross reference table shall not, for any purpose, be deemed to be a part of the Indenture.

                                   ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------


SECTION 1.01.   Definitions ..................................................................................................   1
                -----------

SECTION 1.02.   Other Definitions ............................................................................................   2
                -----------------

SECTION 1.03    Incorporation by Reference of Trust Indenture Act ............................................................   4
                -------------------------------------------------

SECTION 1.04.   Acts of Holders ..............................................................................................   4
                ---------------

SECTION 1.05.   Rules of Construction ........................................................................................   5
                ---------------------

                                   ARTICLE TWO

                                 THE DEBENTURES
                                 --------------

SECTION 2.01.   Form and Dating ..............................................................................................   5
                ---------------

SECTION 2.02.   Execution and Authentication .................................................................................   5
                ----------------------------

SECTION 2.03.   Registrar and Paying Agent ...................................................................................   6
                --------------------------

SECTION 2.04.   Paying Agent to Hold Money in Trust ..........................................................................   6
                -----------------------------------

SECTION 2.05.   Debentureholder Lists ........................................................................................   6
                ---------------------

SECTION 2.07.   Transfer and Exchange ........................................................................................   7
                ---------------------

SECTION 2.08.   Replacement Debentures .......................................................................................   7
                ----------------------

SECTION 2.09.   Outstanding Debentures .......................................................................................   7
                ----------------------

SECTION 2.10.   Treasury Debentures ..........................................................................................   8
                -------------------

SECTION 2.11.   Temporary Debentures .........................................................................................   8
                --------------------

SECTION 2.12.   Cancellation .................................................................................................   8
                ------------

SECTION 2.13.   Defaulted Interest ...........................................................................................   8
                ------------------

SECTION 2.14.   CUSIP Numbers ................................................................................................   8
                -------------

                                  ARTICLE THREE

                                   REDEMPTION
                                   ----------

SECTION 3.01.   Notices to Trustee ...........................................................................................   8
                ------------------

SECTION 3.02.   Selection of Debentures to be Redeemed .......................................................................   9
                --------------------------------------

SECTION 3.03.   Notice of Redemption .........................................................................................   9
                --------------------

SECTION 3.04.   Effect of Notice of Redemption ...............................................................................   9
                ------------------------------

SECTION 3.05.   Deposit of Redemption Price ..................................................................................   9
                ---------------------------

SECTION 3.06.   Debentures Redeemed in Part ..................................................................................   9
                ---------------------------

SECTION 3.07.   Repurchase At Option of Holder ...............................................................................   9
                ------------------------------

                                  ARTICLE FOUR

                                    COVENANTS
                                    ---------

SECTION 4.01.   Payment of Debentures ........................................................................................  11
                ---------------------

SECTION 4.02.   SEC Reports ..................................................................................................  11
                -----------

SECTION 4.03.   Compliance Certificate .......................................................................................  11
                ----------------------

SECTION 4.04.   Limitation on Dividends and Stock Purchases ..................................................................  11
                -------------------------------------------

SECTION 4.05.   Pari Passu Indebtedness ......................................................................................  11
                -----------------------


                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION
                              ---------------------

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES
                              ---------------------

SECTION 6.01.   Events of Default ............................................................................................  12
                -----------------

SECTION 6.02.   Acceleration .................................................................................................  13
                ------------

SECTION 6.03.   Other Remedies ...............................................................................................  13
                --------------

SECTION 6.04.   Waiver of Past Defaults ......................................................................................  14
                -----------------------

SECTION 6.05.   Control by Majority ..........................................................................................  14
                -------------------

SECTION 6.06.   Limitation of Suits ..........................................................................................  14
                -------------------

SECTION 6.07.   Rights of Holders to Receive Payment .........................................................................  14
                ------------------------------------

SECTION 6.08.   Collection Suit by Trustee ...................................................................................  14
                --------------------------

SECTION 6.09.   Trustee May File Proof of Claim ..............................................................................  14
                -------------------------------

SECTION 6.10.   Priorities ...................................................................................................  14
                ----------

SECTION 6.11.   Undertaking for Costs ........................................................................................  14
                ---------------------

                                  ARTICLE SEVEN

                                     TRUSTEE
                                     -------

SECTION 7.01.   Duties of Trustee ............................................................................................  15
                -----------------

SECTION 7.02.   Rights of Trustee ............................................................................................  15
                -----------------

SECTION 7.03.   Individual Rights of Trustee .................................................................................  16
                ----------------------------

SECTION 7.04.   Trustee's Disclaimer .........................................................................................  17
                --------------------

SECTION 7.05.   Notice of Defaults ...........................................................................................  17
                ------------------
SECTION 7.06.   Reports by Trustees to Holders ...............................................................................  17
                ------------------------------

SECTION 7.07.   Compensation and Indemnity ...................................................................................  17
                --------------------------

SECTION 7.08.   Replacement of Trustee .......................................................................................  18
                ----------------------

SECTION 7.09.   Successor Trustee by Merger, etc .............................................................................  18
                --------------------------------

SECTION 7.10.   Eligibility; Disqualification ................................................................................  18
                -----------------------------

SECTION 7.11.   Preferential Collection of Claims Against the Company ........................................................  19
                -----------------------------------------------------

SECTION 7.12.   Paying Agents ................................................................................................  19
                -------------

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE
                             ----------------------

SECTION 8.01.   Termination of the Company's Obligations .....................................................................  19
                ----------------------------------------

SECTION 8.02.   Application of Trust Money ...................................................................................  20
                --------------------------

SECTION 8.03.   Repayment to the Company .....................................................................................  20
                ------------------------

                                  ARTICLE NINE

SECTION 9.01.   Without Consent of Holders ...................................................................................  20
                --------------------------

SECTION 9.02.   With Consent of Holders ......................................................................................  21
                -----------------------

SECTION 9.03.   Execution of Supplemental Indentures .........................................................................  21
                ------------------------------------

SECTION 9.04.   Compliance with Trust Indenture Act ..........................................................................  21
                -----------------------------------

SECTION 9.05.   Revocation and Effect of Consents ............................................................................  21
                ---------------------------------

SECTION 9.06.   Notation on or Exchange of Debentures ........................................................................  22
                -------------------------------------

SECTION 9.07.   Trustee to Sign Amendments, etc ..............................................................................  22
                -------------------------------

                                   ARTICLE TEN

                                  SUBORDINATION
                                  -------------

SECTION 10.01.  Agreement to Subordinate .....................................................................................  22
                ------------------------

SECTION 10.02.  Debentures Subordinated to Prior Payment of All Senior Indebtedness on Dissolution, Liquidation or
                --------------------------------------------------------------------------------------------------
                Reorganization of the Company ................................................................................  23
                -----------------------------

SECTION 10.03.  Debentureholders to be Subrogated to Rights of Holders of Senior Indebtedness ................................  24
                -----------------------------------------------------------------------------

SECTION 10.04.  Obligation of the Company Unconditional ......................................................................  24
                ---------------------------------------

SECTION 10.05.  Knowledge of Trustee .........................................................................................  24
                --------------------

SECTION 10.06.  Application by Trustee of Monies Deposited With It ...........................................................  24
                --------------------------------------------------

SECTION 10.07.  Subordination Rights Not Impaired by Acts or Omissions of the Company or Holders of Senior Indebtedness ......  25
                -------------------------------------------------------------------------------------------------------

SECTION 10.08.  Debentureholders Authorize Trustee to Effectuate Subordination of Debentures .................................  25
                ----------------------------------------------------------------------------

SECTION 10.09.  Right of Trustee to Hold Senior Indebtedness .................................................................  25
                --------------------------------------------

SECTION 10.10.  Article Ten Not to Prevent Events of Default .................................................................  25
                --------------------------------------------

SECTION 10.11.  No Fiduciary Duty Created to Holders of Senior Indebtedness ..................................................  25
                -----------------------------------------------------------

SECTION 10.12.  Trustee's Compensation Not Prejudiced ........................................................................  25
                -------------------------------------

                                 ARTICLE ELEVEN

                                  MISCELLANEOUS
                                  -------------

SECTION 11.01.  Trust Indenture Act Controls .................................................................................  26
                --------------------------

SECTION 11.02.  Notices ......................................................................................................  26
                -------

SECTION 11.03.  Certificate and Opinion as to Conditions Precedent ...........................................................  26
                --------------------------------------------------

SECTION 11.04.  Statements Required in Certificate or Opinion ................................................................  26
                ---------------------------------------------


SECTION 11.05.  Rules by Trustee and Agents ..................................................................................  27
                ---------------------------


SECTION 11.06.  Legal Holidays ...............................................................................................  27
                --------------

SECTION 11.07.  Governing Law ................................................................................................  27
                -------------

SECTION 11.08.  No Recourse Against Others ...................................................................................  27
                --------------------------

SECTION 11.09.  Successors ...................................................................................................  27
                ----------

SECTION 11.10.  Duplicate Originals ..........................................................................................  27
                -------------------

SECTION 11.11.  Separability .................................................................................................  27
                ------------

     INDENTURE, dated as of ___________ 1, 2004, between INTERVEST MORTGAGE CORPORATION, a New York corporation (the "Company"), and THE BANK OF NEW YORK, a New York banking corporation, as trustee (the "Trustee").

     Intending to be legally bound hereby, each party agrees as follows for the benefit of the other party and for the equal and ratable benefit of the Holders of the Company's Series __/__/04 Subordinated Debentures.

                                  ARTICLE ONE

                   DEFINITIONS AND INCORPORATION BY REFERENCE
                   ------------------------------------------

     SECTION 1.01.   Definitions.
                     -----------

     "Affiliate" means any person directly or indirectly controlling or controlled by or under direct or indirect common control with the Company or any Subsidiary. For purposes of this definition, "control" when used with respect to any person means the power to direct the management and policies of such person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Agent" means any Registrar, Paying Agent or co-Registrar.

     "Board of Directors" means the Board of Directors of the Company or any committee of that Board duly authorized to act for it hereunder.

         "Business Day" means a day that is not a Legal Holiday.

     "Capital Stock" means any and all shares, interests, participations, rights or other equivalents (however designated) of corporate stock.

     "Company" means the party named as such in this Indenture until a successor replaces it pursuant to the applicable provisions hereof and thereafter means any such successor.

     "Debentures" means: the Series __/__/04 Subordinated Debentures, issued under this Indenture, in three maturities as follows: January 1, 2008, January 1, 2010 and January 1, 2012; as amended or supplemented from time to time pursuant to the terms of this Indenture; "Debenture" means any one of such Debentures.

     "Default" means any event which is, or after notice or passage of time or both would be, an Event of Default.

     "Holder" or "Debentureholder" means the person in whose name a Debenture is registered on the Registrar's books.

     "Indebtedness" means, with respect to any person: (i)(A) all indebtedness of such person for borrowed money, (B) all indebtedness of such person which is evidenced by a note, debenture, bond or other similar instrument (including capitalized lease and purchase money obligations), and (C) all indebtedness (including capitalized lease obligations) incurred, assumed or given in the acquisition (whether by way of purchase, merger or otherwise) of any business, real property or other assets (except assets acquired in the ordinary course of the acquiror's business); (ii) any indebtedness of others described in the preceding clause (i) which such person has guaranteed or for which it is otherwise liable; and (iii) any amendment, renewal, extension or refunding of any indebtedness referred to in clauses (i) and (ii) above. "Indenture" means this instrument as originally executed or as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof.

     "Maturity" means any of the three maturities of Debentures issued under this Indenture.

     "Officer" means the Chairman or co-Chairman of the Board, the Vice Chairman of the Board, the President, any Vice President, the Treasurer or the Secretary of the Company.

     "Officers' Certificate" means a certificate signed by two Officers or by an Officer and an Assistant Treasurer or an Assistant Secretary of the Company.

     "Opinion of Counsel" means a written opinion from legal counsel who may be counsel for the Company or other counsel who is acceptable to the Trustee.

     "person" means any  individual,  corporation,  partnership,  joint venture,
association,   joint-stock  company,  trust,   unincorporated   organization  or
government or other agency or political subdivision thereof.

     "principal" of a debt security means the principal of the security plus the premium, if any, on the security.

     "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust business.

     "SEC" means the Securities and Exchange Commission.

     "Subsidiary" means a corporation, a majority of whose voting stock is owned by the Company or a Subsidiary. Voting stock is Capital Stock having voting power under ordinary circumstances to elect directors.

     "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code ss.ss. 77aaa-77bbbb) as in effect on the date this Indenture was executed, except as provided in Section 9.04.

     "Trustee" means the party named as such in this Indenture until a successor replaces it and thereafter means the successor.


     "United States" means the United State of America.

     SECTION 1.02    Other Definitions.
                     -----------------

           Term                                           Defined in Section
           ----                                           ------------------

           "Bankruptcy Law"                                      6.01
           "Custodian"                                           6.01
           "Event of Default"                                    6.01
           "Legal Holiday"                                      11.06
           "Paying Agent"                                        2.03
           "Registrar"                                           2.03
           "Restricted Payments"                                 4.04
           "Senior Indebtedness"                                10.01
           "U.S. Government Obligations"                         8.01

     SECTION 1.03    Incorporation by Reference of Trust Indenture Act. Whenever
                     -------------------------------------------------
this Indenture refers to a provision of the TIA, the provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

     "Commission" means the SEC.

     "indenture securities" means the Debentures.

     "indenture security holder" means a Debentureholder.

     "indenture to be qualified" means this Indenture.

     "indenture trustee" or "institutional trustee" means the Trustee.

     "obligor" on the indenture securities means the Company or any other obligor on the Debentures.

     All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rules have the meanings assigned to them.

     SECTION  1.04.  Acts of Holders.  (a) Any request,  demand,  authorization,
                     ---------------
direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.

     (b) The fact and date of the execution by any person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority. The fact and date of the execution of any such instrument or writing, or the authority of the Person executing the same, may also be proved in any other manner which the Trustee deems sufficient.

     (c) The ownership of Debentures shall be proved by the registration of the books of the Registrar.

     (d) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Debenture shall bind every future Holder of the same Debenture and the Holder of every Debenture issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Debenture.

     (e) If the Company shall solicit from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a Board Resolution, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Debentures have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Debentures shall be computed as of such record date; provided that no such authorization, agreement or consent by the Holders on such record date shall be deemed effective unless it shall become effective pursuant to the provisions of this Indenture not later than six months after the record date.

     SECTION 1.05.   Rules  of   Construction.   Unless  the  context  otherwise
                     ------------------------
requires: (i) a term has the meaning assigned to it; (ii) an accounting term not otherwise defined has the meaning assigned to it in accordance with generally accepted accounting principles; (iii) "or" is not exclusive; and (iv) words in the singular include the plural, and words in the plural include the singular.

                                  ARTICLE TWO
                                 THE DEBENTURES
                                 --------------

     SECTION 2.01.   Form   and   Dating.   The  Debentures  and  the  Trustee's
                     -------------------
certificate of authentication shall be substantially in the forms set forth in Exhibits A, B C, D, E and F which are incorporated in and form a part of this Indenture. The Debentures may have notations, legends or endorsements required by law, securities exchange rule or usage. The Company shall approve the form of the Debentures and any notation, legend or endorsement on them and its execution shall constitute conclusive evidence of its approval. Each Debenture shall be dated the date of its authentication. The terms and provisions contained in the forms of Debenture annexed hereto as Exhibits A, B, C, D, E and F shall constitute, and are hereby expressly made, a part of this Indenture.

     SECTION 2.02.   Execution and Authentication.  Two  Officers shall  execute
                     ----------------------------
the Debentures for the Company by manual or facsimile signature. The Company's seal shall be affixed or reproduced on the Debentures.

     If an Officer whose signature is on a Debenture no longer holds that office at the time the Registrar, as hereinafter defined, authenticates the Debenture, the Debenture shall be valid nevertheless.

     A Debenture shall not be valid until the Registrar manually signs the certificate of authentication on the Debenture. The signature shall be conclusive evidence that the Debenture has been authenticated under this Indenture.

     The Registrar shall authenticate Debentures for original issue in the aggregate principal amount of up to $11,500,000 (but not more than: $2,500,000 of Debentures maturing January 1, 2008; $4,000,000 of Debentures maturing January 1, 2010; or $5,000,000 of Debentures maturing January 1, 2012) upon a written order of the Company signed by two Officers or by an Officer and an Assistant Treasurer of the Company. The order shall specify the amount and Maturity of Debentures to be authenticated, whether interest on the Debentures will accrue or will be paid quarterly, and the date on which the original issue of Debentures is to be authenticated. The aggregate principal amount of Debentures outstanding at any time may not exceed the amount set forth above except as provided in Sections 2.08 and 2.09.

     The Registrar may appoint an authenticating agent acceptable to the Company to authenticate Debentures. Unless limited by the terms of said appointment, an authenticating agent may authenticate Debentures whenever the Registrar may do so. Each reference in this Indenture to authentication by the Registrar includes authentication by such authenticating agent. An authenticating agent has the same rights as an Agent to deal with the Company or an Affiliate.

     The Debentures shall be issuable only in registered form without coupons and only in denominations of $10,000 and any integral multiple thereof.

     SECTION 2.03.   Registrar and Paying Agent.  The Company shall  maintain an
                     --------------------------
office or agency where Debentures may be presented for registration of transfer or for exchange ("Registrar") and an office or agency where Debentures may be presented for payment ("Paying Agent"). The Registrar shall keep a register of the Debentures and of their transfer and exchange. The Company may have one or more co-Registrars and one or more additional Paying Agents. The term "Paying Agent" includes any additional paying agent. The Company or any of its Subsidiaries may act as Paying Agent, Registrar or co-Registrar.

     The Company shall enter into an appropriate agency agreement with any Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent and shall incorporate the provisions of the TIA. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, upon notification and delivery of necessary records, the Trustee shall act as such and shall be entitled to appropriate compensation in accordance with the provisions of Section 7.07.

     SECTION  2.04.  Paying  Agent to Hold  Money in Trust.  The  Company  shall
                     -------------------------------------
require each Paying Agent to agree in writing to hold in trust for the benefit of the Debentureholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Debentures, and the Company and the Paying Agent shall each notify the Trustee of any default by the Company in making any such payment. While any such default continues, the Trustee may require a Paying Agent to pay all money held by it to the Trustee. If the Company or a Subsidiary acts as Paying Agent, it shall segregate the money and hold it as a separate trust fund. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee. Upon such payment to the Trustee the Paying Agent shall have no further liability for the money delivered to the Trustee.

     SECTION  2.05.  Debentureholder  Lists.  The Trustee  shall  preserve in as
                     ----------------------
current a form as is reasonably practicable the most recent list available to it of the names and addresses of Debentureholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee at least every six months and at such other times as the Trustee may request in writing, a list, in such form and as of such date as the Trustee may reasonably require, of the names and addresses of Debentureholders.

     SECTION  2.06.  Access of  Information  to  Debentureholders.  Within  five
                     --------------------------------------------
business days after the receipt by the Trustee of a written application by any three or more Debentureholders stating that the applicants desire to communicate with other Debentureholders with respect to their rights under the Indenture or under the Debentures, and accompanied by a form of proxy or other communication which such applicants proposed to transmit, and by reasonable proof that each such applicant has owned a Debenture for a period of at least six months preceding the date of such application, the Trustee shall, at its election, either:

          (a) afford to such applicants access to all information in the possession of the Trustee as to the names and addresses of the Debentureholders; or

          (b)  inform  such   applicants  as  to  the   approximate   number  of
Debentureholders according to the most recent information so furnished or received by the Trustee, and as to the approximate cost of mailing to such Debentureholders the form of proxy or other communication, if any, specified in such application.

     If the Trustee shall elect not to afford such applicants access to such information, the Trustee shall, upon the written request of such applicants, mail to all the Debentureholders copies of the form of proxy or other communication which is specified in the request, with reasonable promptness after a tender to the Trustee of the material to be mailed and of payment, or provision for the payment, of the reasonable expenses of such mailing, unless within five days after such tender, the Trustee shall mail to such applicants, and file with the SEC together with a copy of the material to be mailed, a written statement to the effect that, in the opinion of the Trustee, such mailing would be contrary to the best interests of the Debentureholders or would be in violation of applicable law. Such written statement shall specify the basis of such opinion.

     The Company, the Trustee, the Registrar and anyone else shall have the protection of TIA ss.312.

     SECTION 2.07.   Transfer and  Exchange.  Where a Debenture  is presented to
                     ----------------------
the Registrar or a co-Registrar with a request to register a transfer, the Registrar shall register the transfer as requested if its requirements for such transaction are met. Where Debentures of one Maturity are presented to the Registrar or a co-Registrar with a request to exchange them for an equal principal amount of Debentures of other denominations of the same Maturity, the Registrar shall make the exchange as requested if its requirements for such transaction are met. Debentures containing a particular CUSIP Number may not be exchanged for Debentures containing another CUSIP Number. To permit transfers and exchanges, upon surrender of any Debenture for registration of transfer at the office or agency maintained pursuant to Section 2.03, the Company shall execute and the Registrar shall authenticate Debentures to be issued upon transfer or exchange. If so requested by the Registrar, all Debentures presented for exchange, registration of transfer, redemption or payment shall be accompanied by a written instrument of transfer in form satisfactory to the Registrar, duly executed by the registered owner or by his attorney duly authorized in writing. Any exchange or transfer shall be without charge to the Debentureholder, except that the Company may require payment from the Debentureholder of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto. The Registrar shall not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     SECTION  2.08.  Replacement   Debentures.   If  a  mutilated  Debenture  is
                     ------------------------
surrendered to the Registrar or if the Holder of a Debenture claims that the Debenture has been lost, destroyed or wrongfully taken, the Company shall issue and the Registrar shall authenticate a replacement Debenture if the requirements of the Company or the Registrar for such transaction are met. The Registrar may require an indemnity bond which shall be sufficient in the judgment of the Registrar and the Company to protect the Company, the Trustee, the Registrar, any Agent or any authenticating agent from any loss which any of them may suffer if a Debenture is replaced, destroyed, lost or wrongfully taken. The Company may charge such Holder for its expenses in replacing such Debenture. Every replacement Debenture is an additional obligation of the Company.

     SECTION 2.09.   Outstanding Debentures.  Debentures outstanding at any time
                     ----------------------
are all Debentures authenticated by the Registrar except for those canceled by it, those delivered to it for cancellation, and those described in this Section
2.09. A Debenture does not cease to be outstanding because the Company or one of its Subsidiaries holds the Debenture.

     If a Debenture is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee or the Registrar receives proof satisfactory to it that the replaced Debenture is held by a bona fide purchaser.

     If the Paying Agent (other than the Company or a Subsidiary) holds on a redemption date or maturity date money sufficient to pay Debentures payable on that date, then on and after that date such Debentures shall be deemed to be no longer outstanding and interest on them shall cease to accrue.

     SECTION 2.10.   Treasury Debentures.  In determining whether the Holders of
                     -------------------
the required amount of Debentures have concurred in any direction, waiver or consent, and for the purpose of calculating and making payments of interest and selecting Debentures for redemption, Debentures owned by the Company or an Affiliate shall be disregarded, except that for the purposes of determining whether the Trustee shall be protected in relying on any direction, waiver or consent, only Debentures the Trustee actually knows are so owned shall be so disregarded.

     SECTION 2.11.   Temporary Debentures. Until definitive Debentures are ready
                     --------------------
for delivery, the Company may prepare and the Trustee shall authenticate temporary Debentures. Temporary Debentures shall be substantially in the form of definitive Debentures but may have variations that the Company considers appropriate for temporary Debentures. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Debentures in exchange for temporary Debentures. Until such exchange, temporary Debentures shall be entitled to the same rights, benefits and privileges as definitive Debentures.

     SECTION 2.12.   Cancellation.    The  Company  at   any  time  may  deliver
                     ------------
Debentures to the Trustee or the Registrar for cancellation. The Registrar and Paying Agent shall forward to the Trustee any Debentures surrendered to them for transfer, exchange or payment. The Trustee or the Registrar and no one else shall cancel and may destroy any Debentures surrendered for transfer, exchange, payment or cancellation and deliver a certificate of any such destruction to the Company unless the Company instructs the Trustee or the Registrar in writing to deliver the Debentures to the Company. The Company may not issue new Debentures to replace, or reissue or recall Debentures that it has (i) paid or redeemed or
(ii) purchased or otherwise acquired and delivered to the Trustee or the Registrar for cancellation.

     SECTION 2.13.   Defaulted Interest. If the Company defaults in a payment of
                     ------------------
interest on the Debentures, it shall pay the defaulted interest to the persons who are Debentureholders on a subsequent special record date. The Company shall fix the special payment date and special record date. The special record date shall be at least 15 days prior to the special payment date. At least 15 days before such special record date, the Company shall mail to each Debentureholder a notice that states such special record date, the special payment date and the amount of defaulted interest to be paid. The Company may pay defaulted interest in any other lawful manner. Pursuant to Section 4.01, the Company shall pay interest on overdue installments of interest, to the extent lawful.

     SECTION 2.14.   CUSIP Numbers.  The  Company in  issuing the Debentures may
                     -------------
use "CUSIP" numbers (if then generally in use), and, if so, the Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Debentures or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Debentures, and any such redemption shall not be affected by any defect in or omission of such numbers.

                                  ARTICLE THREE

                                   REDEMPTION
                                   ----------

     SECTION 3.01.   Notices to Trustee.  The  Debentures may be redeemed at any
                     ------------------
time in whole or in part, at the redemption price(s) set forth in section 5 of the Debentures. The Registrar may select for redemption portions of the principal amount of Debentures that have denominations larger than $10,000. Debentures and portions of them it selects shall be in amounts of $10,000 or integral multiples of $10,000. If the Company elects to redeem Debentures, it shall notify the Registrar in writing of the redemption date, the CUSIP number or numbers to be redeemed, and the principal amount of each group of Debentures to be redeemed. In the case of any such redemption, the Company shall deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the provisions for redemption contained herein and in the Debentures.

     The Company shall give each notice provided for in this Section 3.01 at least 45 days before the redemption date (except that the Trustee may in its sole discretion waive such notice period at any time).

     SECTION 3.02.   Selection of Debentures to be  Redeemed.   If less than all
                     ---------------------------------------
the Debentures containing any particular CUSIP number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from Debentures outstanding and not previously called for redemption. Provisions of this Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption.

     SECTION 3.03.   Notice of Redemption. At least 30 days but not more than 90
                     --------------------
days before a redemption date, the Company shall mail a notice of redemption by first-class mail to each Holder of Debentures to be redeemed. The notice shall identify the Debentures to be redeemed and shall state: (i) the redemption date;
(ii) the redemption price and accrued interest, if any; (iii) the name and address of the Paying Agent; (iv) that, unless the Company defaults in making the redemption payments, interest on Debentures called for redemption ceases to accrue on and after the redemption date and the only remaining right of the Holders is to receive payment of the redemption price upon surrender to the Paying Agent of the Debentures; (v) if any Debenture is being redeemed in part, the portion of the principal amount of such Debenture to be redeemed and (vi) the CUSIP number, if any. At the Company's request and expense, the Trustee shall give the notice of redemption in the Company's name. Debentures called for redemption need not be surrendered.

     SECTION 3.04.   Effect of Notice of Redemption. Once a notice of redemption
                     ------------------------------
is mailed, Debentures called for redemption become due and payable on the redemption date and at the redemption price. Upon surrender to the Paying Agent, such Debentures shall be paid at the redemption price, plus accrued interest to the redemption date, but interest installments for which the interest payment date is on or prior to such redemption date will be payable to the Holders of record at the close of business on the relevant record dates referred to in the Debentures. If all of the Debentures of any CUSIP number are redeemed in their entirety, then there shall be no requirement of delivery.

     SECTION 3.05.   Deposit of  Redemption Price. At  least  one  Business  Day
                     ----------------------------
prior to the redemption date, the Company shall deposit with the Paying Agent (or if the Company is its own Paying Agent, shall segregate and hold in trust) immediately available funds sufficient to pay the redemption price of, and accrued interest on, all Debentures to be redeemed on that date.

     SECTION 3.06.   Debentures Redeemed in Part.  Upon surrender of a Debenture
                     ---------------------------
that is redeemed in part, the Registrar shall authenticate for the Holder, at the expense of the Company, a new Debenture of the same Maturity equal in principal amount to the unredeemed portion of the Debenture surrendered.

     SECTION 3.07.   Repurchase  At  Option  of   Holder.   Subject  to  and  in
                     -----------------------------------
compliance with the provisions of this section, at the option of the Holder thereof, the Company will repurchase Debentures at a price equal to the face amount of the Debenture, together with all accrued interest thereon. Such right shall commence in calendar year 2008 and shall be subject to the limitation that, in no calendar year shall the Company be required to purchase more than $100,000 principal amount of each maturity of Debentures, on a non-cumulative basis. Such repurchases shall be made only once each calendar year, on January 1 of each year commencing in 2008. A Holder desiring the Company to purchase a Debenture must deliver a written request to the Company, together with the Debenture and a written instrument of transfer in form satisfactory to the Company and the Registrar, duly executed by the registered owner or by his attorney duly authorized in writing. The request may be made only once each year, commencing in 2007 (for a repurchase to be made on January 1, 2008), and the Company will repurchase Debentures presented by Holders on a first-come, first-served basis, based on the date the Company receives the completed documents. The request and completed documents must be delivered no earlier than November 1 and no later than November 30 for a purchase to be completed as of January 1 of the next year. Only whole Debentures may be surrendered for repurchase and the Company may suspend or terminate its obligation to repurchase Debentures pursuant to this Section 3.07 if: (i) it determines, in its sole discretion, that circumstances make such repurchase not reasonably practicable;
(ii) it determines, in its sole discretion, that such repurchase would cause adverse tax consequences to the Company or the Holders of Debentures; (iii) any governmental or regulatory authority with jurisdiction over the Company so demands for the protection of the Holders of Debentures; or (iv) it determines, in its sole discretion, that such repurchase would be unlawful.

                                  ARTICLE FOUR

                                    COVENANTS
                                    ---------

     SECTION 4.01.   Payment of Debentures. The Company  shall pay the principal
                     ---------------------
of and interest on the Debentures on the dates and in the manner provided in the Debentures. An installment of principal or interest shall be considered paid on the date due if the Paying Agent (other than the Company or a Subsidiary) holds on that date money designated for and sufficient to pay the installment. The Company shall deposit with the Paying Agent immediately available funds sufficient to pay the principal of or interest on the Debentures at least one Business Day prior to the dates provided in the Debentures.

     The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by the Debentures.

     SECTION 4.02.   SEC Reports. Within 5 days after the Company files with the
                     -----------
SEC copies of its annual reports and other information, documents and reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which it is required to file with the SEC pursuant to
Section 13 or 15(d) of the Securities Exchange Act of 1934, the Company shall file the same with the Trustee. The Company also shall comply with the other provisions of TIA ss. 314(a).

     SECTION  4.03.  Compliance  Certificate.  The Company  shall deliver to the
                     -----------------------
Trustee within 120 days after the end of each fiscal year of the Company an Officers' Certificate stating that a review of the activities of the Company has been made under the supervision of the signing Officers with a view to determining whether a Default or Event of Default has occurred and whether or not the signers know of any Default by the Company in performing any of its obligations under this Indenture. If they do know of such a Default, the certificate shall describe all such Events of Default or Defaults, their status and what action the Company is taking or proposes to take with respect thereto. Upon becoming aware of any Default or Event of Default, the Company shall deliver an Officers' Certificate to the Trustee specifying the Default or Event of Default, its status and the action the Company proposes to take with respect thereto.

     SECTION  4.04.  Limitation on Dividends  and Stock  Purchases.  The Company
                     ---------------------------------------------
shall not declare or pay any dividend or make any distribution on its Capital Stock or to its shareholders (other than dividends or distributions payable in its Capital Stock) or purchase, redeem or otherwise acquire or retire for value, or permit any Subsidiary to purchase or otherwise acquire for value, any Capital Stock of the Company (collectively, "Restricted Payments") if, at the time of such Restricted Payment, or after giving effect thereto, (i) an Event of Default shall have occurred and be continuing, or (ii) a Default shall occur as a result thereof; provided, however, that the provisions of this limitation on dividends shall not prevent (A) the payment of any dividend within 60 days after the date of declaration thereof, if at said date of declaration such payment complied with the provisions of this limitation on dividends, or (B) the acquisition or retirement of any shares of the Company's Capital Stock by exchange for, or out of the proceeds of the sale of shares of, its Capital Stock.

     SECTION 4.05.   Pari Passu Indebtedness.  There shall be no  restriction on
                     -----------------------
the amount or type of Indebtedness of the Company which may be pari passu with (i.e. having no priority of payment over and not subordinated in right of payment to) or subordinate to the Debentures. At December 31, 2003, the Company had outstanding the following Debentures which rank pari passu with the
Debentures: $9,000,000 aggregate principal amount of its Series 5/12/95 Registered Floating Rate Redeemable Subordinated Debentures (the "Series 5/12/95 Debentures") which were issued pursuant to an Indenture dated as of June 1, 1995 by and between the Company and The Bank of New York, $9,000,000 aggregate principal amount of its Series 10/19/95 Registered Floating Rate Redeemable Subordinated Debentures (the "Series 10/19/95 Debentures") which were issued pursuant to an Indenture dated as of November 1, 1995 by and between the Company and The Bank of New York, $10,000,000 aggregate principal amount of its Series 5/10/96 Registered Floating Rate Redeemable Subordinated Debentures (the "Series 5/10/96 Debentures") which were issued pursuant to an Indenture dated as of June 1, 1996 by and between the

Company and The Bank of New York, and $5,500,000 aggregate principal amount of its Series 10/15/96 Registered Floating Rate Redeemable Subordinated Debentures (the "Series 10/15/96 Debentures") which were issued pursuant to an Indenture dated as of November 1, 1996 by and between the Company and The Bank of New York, and $8,000,000 aggregate principal amount of its Series 4/30/97 Registered Floating Rate Redeemable Subordinated Debentures (the "Series 4/30/97 Debentures"), which were issued pursuant to an Indenture dated as of May 1, 1997 by and between the Company and The Bank of New York, and $4,000,000 aggregate principal amount of its Series 11/10/98 Debentures (the "Series 11/10/98 Debentures") which were issued pursuant to an Indenture dated as of December 1, 1998 by and between the Company and The Bank of New York, $6,500,000 aggregate principal amount of its Series 6/28/99 Debentures (the "Series 6/28/99 Debentures") which were issued pursuant to an Indenture dated as of July 1, 1999 by and between the Company and The Bank of New York, $2,500,000 aggregate principal amount of its Series 9/18/00 Debentures (the "Series 9/18/00 Debentures") which were issued pursuant to an Indenture dated as of September 15, 2000 by and between the Company and The Bank of New York, $7,250,000 aggregate principal amount of its Series 8/1/01 Debentures (the "Series 8/1/01 Debentures") which were issued pursuant to an Indenture dated as of August 1, 2001 by and between the Company and The Bank of New York, $5,750,000 aggregate principal amount of its Series 1/17/02 Debentures (the "Series 1/17/02 Debentures") which were issued pursuant to an Indenture dated as of February 1, 2002 by and between the Company and The Bank of New York, $7,750,000 aggregate principal amount of its Series 8/5/02 Debentures (the "Series 8/5/02 Debentures") which were issued pursuant to an Indenture dated as of August 1, 2002 by and between the Company and The Bank of New York, $7,500,000 aggregate principal amount of its Series 1/21/03 Debentures (the "Series 1/21/03 Debentures") which were issued pursuant to an Indenture dated as of January 1, 2003 by and between the Company and The Bank of New York, and $8,500,000 aggregate principal amount of its Series 7/25/03 Debentures (the "Series 7/25/03 Debentures") which were issued pursuant to an Indenture dated as of August 1, 2003 by and between the Company and The Bank of New York,. The Bank of New York, the Trustee herein named, presently serves as trustee for all of the debentures which rank pari passu with the Debentures.

                                  ARTICLE FIVE

                              SUCCESSOR CORPORATION
                              ---------------------

     SECTION  5.01.  When the Company  May Merge,  etc.  The  Company  shall not
                     ---------------------------------
consolidate with or merge with or into, or transfer all or substantially all of its assets to, any other person unless (i) such other person is a corporation organized or existing under the laws of the United States or a state thereof,
(ii) such surviving person (other than the Company) expressly assumes by supplemental indenture all the obligations of the Company under the Debentures, this Indenture and the other agreements related thereto, (iii) immediately after such transaction no Default or Event of Default exists, and (iv) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel each stating that such consolidation, merger or transfer and such supplemental indenture comply with this Article and that all conditions precedent herein provided for have been complied with. Thereafter all such obligations of the predecessor corporation shall terminate.

                                   ARTICLE SIX

                              DEFAULTS AND REMEDIES
                              ---------------------

     SECTION 6.01.   Events of Default. An "Event of Default" occurs if:
                     -----------------

          (1) the Company defaults in the payment of interest on any Debenture when the same becomes due and payable and the default continues for a period of 30 days, whether or not such payment shall be prohibited by the provisions of Article Ten;

          (2) the Company defaults in the payment of principal of any Debenture when the same becomes due and payable at maturity, upon redemption or otherwise, whether or not such payment shall be prohibited by the provisions of Article Ten;

          (3) the Company fails to comply with any of its other agreements in the Debentures or this Indenture and the default continues for the period and after the notice specified below;

          (4) the Company  pursuant  to or within the meaning of any  Bankruptcy
Law: (A) commences a voluntary case or proceeding, (B) consents to the entry of an order for relief against it in an involuntary case or proceeding, (C) consents to the appointment of a Custodian (as defined herein) of it or for all or substantially all of its property, or (D) makes a general assignment for the benefit of its creditors;

          (5) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that: (A) is for relief against the Company in an involuntary case or proceeding, (B) appoints a Custodian of the Company or for all or substantially all of its property, or (C) orders the liquidation of the Company, and in each case the order or decree remains unstayed and in effect for 60 days.

     The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors. The term "Custodian" means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

     A default under clause (3) is not an Event of Default until the Trustee or the Holders of at least 25% in principal amount of the then outstanding Debentures notify the Company of the default and the Company does not cure the default within 60 days after receipt of the notice. The notice must specify the default, demand that it be remedied and state that the notice is a "Notice of Default". If the Holders of 25% in principal amount of the outstanding Debentures request the Trustee to give such notice on their behalf, the Trustee shall do so.

     SECTION 6.02.   Acceleration. If any Event of Default (other than an  Event
                     ------------
of Default specified in Section 6.01(4) or (5)) occurs and is continuing, the Trustee by notice to the Company, or the Holders of at least 25% in principal amount of the outstanding Debentures by notice to the Company and the Trustee, may (but shall not be obligated to) declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Upon such declaration such principal and interest shall be due and payable immediately. If an Event of Default specified in Section 6.01(4) or (5) occurs, all unpaid principal and accrued interest on the Debentures then outstanding shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Debentureholder. The Holders of a majority in principal amount of the outstanding Debentures by notice to the Trustee may rescind an acceleration and its consequences if all existing Events of Default have been cured or waived, except nonpayment of principal or interest that has become due solely because of the acceleration, and if the rescission would not conflict with any judgment or decree. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

     SECTION  6.03.  Other  Remedies.  If an  Event  of  Default  occurs  and is
                     ---------------
continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of or interest on the Debentures or to enforce the performance of any provision of the Debentures or this Indenture.

     The Trustee may maintain a proceeding even if it does not possess any of the Debentures or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Debentureholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.

     SECTION 6.04.   Waiver of Past Defaults. Subject to Sections 6.07 and 9.02,
                     -----------------------
the Holders of a majority in principal amount of the outstanding Debentures by notice to the Trustee may waive a past Default and its consequences, except a

Default under Section 6.01(1) or (2). When a Default is so waived, it shall be deemed cured and ceases.

     SECTION 6.05.   Control by Majority. The Holders of a majority in principal
                     -------------------
amount of outstanding Debentures may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred on the Trustee; provided, however: (i) such direction shall not be in conflict with any rule of law or with this Indenture;
(ii) the Trustee shall not determine that the action so directed would be unjustly prejudicial to the rights of any Holder not taking part in such direction; (iii) the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall determine that the proceedings so directed would involve it in personal liability; or (iv) the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction. In the event that the Trustee takes any action or follows any direction pursuant to this Indenture, the Trustee shall be entitled to indemnification satisfactory to it in its sole discretion against all risk, loss or expense caused by taking such action or following such direction.

     SECTION 6.06.   Limitation of Suits.  A Debentureholder  may not pursue any
                     -------------------
remedy with respect to this Indenture or the Debentures unless: (i) the Holder gives to the Trustee written notice of a continuing Event of Default; (ii) the Holders of at least 25% in principal amount of the outstanding Debentures make a written request to the Trustee to pursue the remedy; (iii) such Holder or Holders offer and, if requested, provide to the Trustee indemnity and security satisfactory to the Trustee against any loss, liability or expense; (iv) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, provision of indemnity and security; and (v) during such 60-day period the Holders of a majority in principal amount of the Debentures do not give the Trustee a direction inconsistent with such request.

     A Debentureholder may not use this Indenture to prejudice the rights of another Debentureholder or to obtain a preference or priority over another Debentureholder.

     SECTION 6.07.   Rights of  Holders to Receive  Payment.  Subject to Article
                     --------------------------------------
Ten and notwithstanding any other provisions of this Indenture, the right of any Holder of a Debenture to receive payment of principal of and interest on the Debenture, on or after the respective due dates expressed in the Debenture, or to bring suit for the enforcement of any such payment on or after such respective dates, shall not be impaired or affected without the consent of the Holder, except as to a postponement of an interest payment consented to as provided in clause (ii) of Section 9.02.

     SECTION 6.08.   Collection  Suit  by  Trustee.  If  an  Event of Default in
                     -----------------------------
payment of interest or principal specified in Section 6.01(1) or (2) occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company for the whole amount of principal and interest remaining unpaid, together with interest on overdue principal and, to the extent that the payment of such interest is lawful, interest on overdue installments of interest.

     SECTION  6.09.  Trustee May File Proof of Claim.  The Trustee may file such
                     -------------------------------
proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and any predecessor Trustee and the Debentureholders allowed in any judicial proceedings relative to the Company, its creditors or its property. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Debentureholder any plan of reorganization, arrangement, adjustment or composition affecting the Debentures or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Debentureholder in any such proceedings.

     SECTION 6.10.   Priorities.  If the Trustee collects any money  pursuant to
                     ----------
this Article Six, it shall pay out the money in the following order: (i) first, to the Trustee and any predecessor Trustee for costs and expenses of collection of such monies and for compensation payable to the Trustee or its agents and counsel and all other expenses, liabilities, advances and other amounts incurred, made or due under Section 7.07; (ii) second, to holders of Senior Indebtedness of the Company to the extent required by Article Ten; (iii) third, to Debentureholders for amounts due and unpaid on the Debentures for principal and interest, ratably, without preference or priority of any kind, according to the amounts due and payable on the Debentures for principal and interest, respectively; and (iv) fourth, to the Company. The Trustee may fix a record date and payment date for any payment to Debentureholders pursuant to this Section.

     SECTION 6.11.   Undertaking for Costs. In any suit for the  enforcement  of
                     ---------------------
any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees, against any party litigant in the suit, having due regard for the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 or a suit by Holders of more than 10% in principal amount of the outstanding Debentures.

                                  ARTICLE SEVEN

                                     TRUSTEE
                                     -------

     SECTION 7.01.   Duties of Trustee.
                     -----------------

     (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs.

     (b) Except during the continuance of an Event of Default; (i) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and (ii) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; the Trustee, however, shall examine the certificates and opinions submitted in accordance with Section 11.03 to determine whether or not they conform to the requirements of this Indenture.

     (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that: (i) this paragraph does not limit the effect of paragraph (b) of this
Section 7.01; (ii) the Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts; and (iii) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05.

     (d) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (a), (b) and (c) of this Section 7.01.

     (e) The Trustee may refuse to perform any duty or exercise any right or power or risk its own funds or otherwise incur any financial liability unless it receives indemnity satisfactory to it against any and all loss, liability or expense.

     (f) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree with Company.

     (g) Money held in trust by the Trustee need not be segregated from other funds except to the extent required by law.

     SECTION 7.02.   Rights of Trustee. Subject to Section 7.01:
                     -----------------

     (a) The Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

     (b) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, which shall conform with the provisions of Section 11.04. The Trustee shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.

     (c) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care.

     (d) The Trustee shall not be liable for any action it takes or omits to take in good faith which it believes to be authorized or within its rights or powers.

     (e) The Trustee may consult with counsel and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect to any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

     (f) The Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request, order or direction of any of the Holders of the Debentures, pursuant to the provisions of this Indenture, unless such Holders shall have offered to the Trustee security and indemnity, satisfactory to the Trustee in its sole discretion, against all costs, expenses and liabilities which might be incurred by the Trustee therein or thereby.

     (g) The Trustee shall not be obligated to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or any other paper or document; provided, however, the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit. Nothing contained in this Indenture shall create any liability to the Trustee in the event it elects to make or not to make a further inquiry or investigation to which it is entitled as aforesaid.

     SECTION 7.03.   Individual Rights of Trustee. The Trustee in its individual
                     ----------------------------
or any other capacity may become the owner or pledgee of Debentures and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Agent may do the same with like rights. The Trustee, however, must comply with Sections 7.10 and 7.11.

     SECTION 7.04.   Trustee's Disclaimer.  The Trustee shall not be responsible
                     --------------------
for and makes no representation as to the validity or adequacy of this Indenture or the Debentures; it shall not be accountable for the Company's use of the proceeds from the Debentures; and, subject to any liabilities which may be found to exist under the provisions of the Federal securities laws, shall not be responsible for any statement of the Company in this Indenture or any document issued in connection with the sale of the Debentures or any statement in the Debentures other than its certificate of authentication or in any prospectus used in connection with the sale of such Debentures, other than statements provided in writing by the Trustee for use in such prospectus.

     SECTION 7.05.   Notice of Defaults. If a Default occurs  and is  continuing
                     ------------------
and  if  it  is  known  to  the  Trustee,   the  Trustee   shall  mail  to  each
Debentureholder notice of the Default within 90 days after it occurs, or if it becomes known to the Trustee after such 90 days, as soon as practicable after it becomes known to the Trustee. Except in the case of a Default in payment of principal of or interest on any Debenture or any amounts due on redemption, the Trustee may withhold the notice if and so long as the board of directors of the Trustee, the executive or any trust committee of such board and/or Responsible Officers of the Trustee in good faith determine(s) that withholding the notice is in the interest of Debentureholders.

     SECTION 7.06.   Reports  by Trustees  to Holders. Within 60 days after each
                     --------------------------------
May 15, beginning with May 15, 2002, the Trustee shall mail to each Debentureholder a brief report dated as of such May 15 that complies with TIA ss. 313(a). The Trustee also shall comply with TIA ss. 313(b), (c) and (d).

     A copy of each such report at the time of its mailing to Debentureholders shall be filed by the Company with the SEC and each stock exchange on which the Debentures are listed. The Trustee shall furnish the Company with copies of such reports sufficiently in advance of its mailing to Debentureholders to permit the Company to make such filings in a timely manner. The Company shall notify the Trustee when the Debentures are listed on any stock exchange.

     SECTION  7.07.  Compensation  and  Indemnity.  The Company shall pay to the
                     ----------------------------
Trustee such compensation for its services as the Company and the Trustee shall from time to time agree in writing. The Trustee's compensation hereunder shall not be limited by any law on compensation relating to the trustee of an express trust. The Company shall reimburse the Trustee upon request for reasonable disbursements, advances and expenses incurred or made by it in connection with its duties hereunder. The Company shall indemnify each of the Trustee and any predecessor Trustee against any loss or liability incurred by it in connection with the administration of this trust and the performance of its duties hereunder, including the reasonable expenses and attorneys' fees of defending itself against any claim of liability arising hereunder. The Company shall defend any claim against the Trustee of which the Company has notice. The Trustee may have separate counsel, and if it does, the Company shall pay the reasonable fees and expenses of such counsel. The Company need not reimburse any expenses or indemnify against any loss or liability incurred by the Trustee through the Trustee's negligence or bad faith.

     The obligations of the Company under this Section 7.07 to indemnify and compensate the Trustee to pay or reimburse the Trustee for such expenses, disbursements, and advances shall constitute Indebtedness. To secure the Company's payment obligations in this Section, the Trustee shall have a lien prior to the Debentures on all money or property held or collected by the Trustee, except that held in trust to pay principal of or interest on particular Debentures.

     When the Trustee incurs expenses or renders services after the occurrence of an Event of Default specified in Section 6.01(4) or (5), the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

     The obligations of the Company under this Section 7.07 shall survive the satisfaction and discharge of this Indenture.

     SECTION  7.08.  Replacement  of Trustee.  A  resignation  or removal of the
                     -----------------------
Trustee and the appointment of a successor Trustee shall become effective only upon the successor Trustee's acceptance of appointment as provided in this Section. The Trustee may resign by so notifying the Company. The Holders of a majority in principal amount of the outstanding Debentures may remove the Trustee by so notifying the Trustee and the Company, and may appoint a successor Trustee with the Company's consent. The Company may remove the Trustee if: (i) the Trustee fails to comply with Section 7.10; (ii) the Trustee is adjudged a bankrupt or an insolvent; (iii) a receiver or other public officer takes charge of the Trustee or its property; or (iv) the Trustee becomes incapable of acting.

     If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

     A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately thereafter, the retiring Trustee shall transfer all property held by it as Trustee to the successor Trustee (subject to the lien provided for in Section 7.07), the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Debentureholder.

     If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in principal amount of the outstanding Debentures may petition any court of competent jurisdiction for the appointment of a successor Trustee.

     If the Trustee fails to comply with Section 7.10, any Debentureholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee, provided, however, that if the Trustee shall fail to comply with TIA ss. 310(b)(i), only a Debentureholder who has been a bona fide holder of the Debentures for at least six months and has requested the Trustee in writing to comply with such provision may so petition such court.

     SECTION 7.09.   Successor   Trustee   by   Merger,  etc.   If  the  Trustee
                     ---------------------------------------
consolidates with, merges or converts into or transfers all or substantially all of its corporate trust business to, another corporation, the successor corporation without any further act shall be the successor Trustee.

     SECTION 7.10.   Eligibility;  Disqualification. There shall at all times be
                     ------------------------------
a trustee hereunder which shall be a corporation organized and doing business under the laws of the United States or of any state thereof authorized under such laws to exercise corporate trust powers, shall be subject to supervision or examination by Federal or state authority and shall at all times have a combined capital and surplus of at least $1,000,000. If such trustee publishes reports of condition at least annually, pursuant to law or to the requirements of said supervisory or examining authority, then for the purposes of this Section 7.10, the combined capital and surplus of such trustee shall be deemed to be its combined capital and surplus as set forth in its most recent published annual report of condition.

     This Indenture shall always have a trustee who satisfies the requirements of TIA ss. 310(a)(1) and (2). The Trustee shall comply with TIA ss. 310(b) and, for purposes of TIA ss.310(b)(1), the following indentures satisfy the requirements for such exclusion set forth in TIA ss. 310(b)(1)(i): the Indenture dated as of June 1, 1995, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of November 1, 1995, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of June 1, 1996, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of November 1, 1996, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of May 1, 1997, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of December 1, 1998, by and between the Company and the Bank of New York, as Trustee, the Indenture dated as of July 1, 1999, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of September 15, 2000, by and between the Company and The Bank of New York, as Trustee, the Indenture dated as of August 1, 2001, by and between the Company and The Bank of New York, the Indenture dated as of February 1, 2002, by and between the Company and The Bank of New York, the Indenture dated as of August 1, 2002, by and between the Company and The Bank of New York, the Indenture dated as of January 1, 2003, by and between the Company and The Bank of New York, and the Indenture dated as of August 1, 2003, by and between the Company and The Bank of New York. The Bank of New York presently serves as trustee under each such indenture.

     SECTION 7.11.   Preferential Collection of Claims Against the Company.  The
                     -----------------------------------------------------
Trustee shall be subject to TIA ss. 311(a), excluding any creditor relationship arising as provided in TIA ss. 311(b). A Trustee who has resigned or been removed shall be subject to TIA ss. 311(a) to the extent indicated.

     SECTION  7.12.  Paying  Agents.  The Company  shall cause each Paying Agent
                     --------------
other than the Trustee to execute and deliver to it and the Trustee an instrument in which such Agent shall agree with the Trustee, subject to the provisions of this Section 7.12; (i) that it will hold sums held by it as Agent for the payment of principal of or interest on the Debentures (whether such sums have been paid to it by the Company or by any obligor on the Debentures) in trust for the benefit of Holders of the Debentures; (ii) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it; (iii) that it will give the Trustee written notice within three Business Days of any failure of the Company (or by any obligor on the Debentures) in the payment of any installment of the principal of or interest on the Debentures when the same shall be due and payable; and (iv) that it will comply with the provisions of the TIA applicable to it.

                                  ARTICLE EIGHT

                             DISCHARGE OF INDENTURE
                             ----------------------

     SECTION 8.01.   Termination of the Company's  Obligations.  The Company may
                     -----------------------------------------
terminate all of its obligations under the Debentures and this Indenture if all Debentures previously authenticated and delivered (other than destroyed, lost or stolen Debentures which have been replaced or paid) have been delivered to the Trustee for cancellation or if:

          (1) the Debentures mature within one year or all of them are to be called for redemption within one year under arrangements satisfactory to the Trustee for giving the notice of redemption;

          (2) the Company irrevocably deposits in trust with the Trustee money or direct non-callable obligations of, or non-callable obligations guaranteed by, the United States for the payment of which guarantee or obligation the full faith and credit of the United States is pledged ("U.S. Government Obligations"), sufficient to pay principal of and interest on the outstanding Debentures to maturity or redemption, as the case may be, and immediately after making the deposit, the Company shall give notice of such event to the Debentureholders; provided, however, that if such irrevocable deposit in trust with the Trustee of cash or U.S. Government Obligations is made, the Company shall have delivered to the Trustee either an Opinion of Counsel with no material qualifications in form and substance satisfactory to the Trustee to the effect that Holders of the Debentures
     (i) will not recognize income, gain or loss for Federal income tax purposes as a result of such deposit (and the defeasance contemplated in connection therewith) and (ii) will be subject to Federal income tax on the same amounts and in the same manner and at the same times as would have been the case if such deposit and defeasance had not occurred, or an applicable favorable ruling to that effect is received from or published by the Internal Revenue Service;

          (3) the Company has paid or caused to be paid all sums then payable by the Company to the Trustee hereunder as of the date of such deposit; and

          (4) the Company has delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for herein relating to the satisfaction and discharge of this Indenture have been complied with. The Company's obligations in paragraph 9 of the Debentures and in Sections 2.03, 2.04, 2.05, 2.07, 2.08, 4.01, 7.07
     and 8.03, however, shall survive until the Debentures are no longer outstanding. Thereafter, the Company's obligations in such paragraph 9 and in Sections 7.07 and 8.03 shall survive.

     After such irrevocable deposit and delivery of an Officers' Certificate and Opinion of Counsel pursuant to this Section 8.01, the Trustee upon request shall acknowledge in writing the discharge of the Company's obligations under the Debentures and this Indenture except for those surviving obligations specified above.

     SECTION 8.02.   Application of Trust Money. The Trustee shall hold in trust
                     --------------------------
money and U.S.  Government  Obligations  deposited  with it  pursuant to Section
8.01. It shall apply the deposited money through the Paying Agent and in accordance with this Indenture to the payment of principal of and interest on Debentures. Money and U.S. Government Obligations so held in trust shall not be subject to Article Ten.

     SECTION  8.03.  Repayment  to the  Company.  Subject to Section  7.07,  the
                     --------------------------
Trustee and the Paying Agent shall promptly pay to the Company upon request any excess money or securities held by them at any time. The Trustee and the Paying Agent shall pay to the Company upon request any money held by them for the payment of principal or interest that remains unclaimed for two years, provided such request is made by the Company within one year after the expiration of such two year period that such money remains unclaimed. Thereafter, the Company shall have no right to request repayment of unclaimed money, and such unclaimed money shall be held and disposed of by the Trustee in accordance with applicable law. The Trustee and the Paying Agent shall have no right to request or require that the Company accept repayment of any unclaimed money.

     The Trustee or the Paying Agent, before being required to make any repayment to the Company of unclaimed money, may at the expense of the Company mail to each Holder who has failed to claim a payment of interest or principal which is due, notice that such money remains unclaimed and that, after a date specified therein (which shall not be less than 30 days from the date of such mailing), any unclaimed balance of such money then remaining will be repaid to the Company. After payment to the Company, Debentureholders entitled to such money must look to the Company for payment as general creditors unless applicable abandoned property law designates another person, and all liability of the Trustee or Paying Agent with respect to such money shall thereupon cease.

                                  ARTICLE NINE

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS
                       -----------------------------------

     SECTION 9.01.   Without Consent of Holders.  The Company,  with the consent
                     --------------------------
of Trustee, may amend or supplement this Indenture or the Debentures without notice to or consent of any Debentureholder: (i) to cure any ambiguity, omission, defect or inconsistency; (ii) to comply with Section 5.01; or (iii) to make any change that does not adversely affect the rights of any
Debentureholder. The Trustee shall not be obligated to enter into any supplemental indenture which affects its own rights, duties or immunities under this Indenture.

     SECTION 9.02.   With Consent of Holders.  The Company,  with the consent of
                     -----------------------
the Trustee, may amend or supplement this Indenture or the Debentures without notice to any Debentureholder, but with the written consent of the Holders of at least a majority in principal amount of the outstanding Debentures. The Holders of a majority in principal amount of the outstanding Debentures may waive compliance by the Company with any provision of this Indenture or the Debentures without notice to any Debentureholder. Without the consent of each Debentureholder affected, however, an amendment, supplement or waiver, including a waiver pursuant to Section 6.04, may not: (i) reduce the amount of Debentures whose Holders must consent to an amendment, supplement or waiver; (ii) reduce the rate of or extend the time for payment of interest on any Debenture (except that Holders of not less than 75% in principal amount of all outstanding Debentures may consent, on behalf of the Holders of all of the outstanding Debentures, to the postponement of any interest payment for a period not exceeding three years from its due date); (iii) reduce the principal of or extend the fixed maturity of any Debenture; (iv) waive a default in the payment of the principal of or interest on, or other redemption payment with respect to, any Debenture, (v) make any Debenture payable in money other than that stated in the Debenture; (vi) make any change in Article Ten that adversely affects the rights of any Debentureholder; or (vii) make any change in Section 6.04, 6.07 or the third sentence of this Section 9.02.

     After an amendment, supplement or waiver under this Section 9.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the amendment.

     It shall not be necessary for the consent of the Holders under this section to approve the particular form of any proposed amendment or supplement, but it shall be sufficient if such consent approved the substance thereof.

     Upon the request of the Company, accompanied by a resolution of the Board of Directors or any duly authorized committee thereof, authorizing the execution of any such supplemental indenture, and upon the filing with the Trustee of evidence satisfactory to the Trustee of the consent of the Debentureholders as aforesaid, the Trustee shall join with the Company in execution of such supplemental indenture unless such supplemental indenture affects the Trustee's own rights, duties or immunities under this Indenture.

     SECTION  9.03.  Execution of  Supplemental  Indentures.  In  executing,  or
                     --------------------------------------
accepting the additional trust created by, any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise.

     SECTION 9.04.   Compliance with Trust  Indenture Act. Every amendment to or
                     ------------------------------------
supplement of this Indenture or the Debentures shall comply with the TIA as then in effect.

     SECTION  9.05.  Revocation  and  Effect of  Consents.  Until an  amendment,
                     ------------------------------------
supplement or waiver becomes effective, a consent to an amendment, supplement or waiver by a Holder of a Debenture is a continuing consent by the Holder and every subsequent Holder of that Debenture or portion of that Debenture that evidences the same debt as the consenting Holder's Debenture, even if notation of the consent is not made on any Debenture. Any such Holder or subsequent Holder, however, may revoke the consent as to his Debenture or portion of a Debenture. Such revocation shall be effective only if the Trustee receives the notice of revocation before the date the amendment, supplement or waiver becomes effective. An amendment, supplement or waiver shall become effective on receipt by the Trustee of written consents from the Holders of the requisite percentage in principal amount of the outstanding Debentures.

     The Company may, but shall not be obligated to, fix a record date for the purpose of determining the persons entitled to consent to any indenture supplemental hereto. If a record date is fixed, the Holders on such record date, or their duly designated proxies, and only such persons, shall be entitled to consent to such supplemental indenture, whether or not such Holders remain Holders after such record date; provided, that unless such consent shall have become effective by virtue of the requisite percentage having been obtained prior to the date which is six months after such record date, any such consent previously given shall automatically and without further action by any Holder be canceled and of no further effect.

     After an amendment, supplement or waiver becomes effective, it shall bind every Debentureholder unless it makes a change described in any of clauses (i) through (vii) of Section 9.02. In that case the amendment, supplement or waiver shall bind each Holder of a Debenture who has consented to it and every subsequent Holder of a Debenture or portion of a Debenture that evidences the same debt as the consenting Holder's Debenture (except that an amendment, supplement or wavier postponing any interest payment for a period not exceeding three years from its due date shall, as provided in clause (ii) of Section 9.02, bind all Debentureholders upon the consent of Holders of not less than 75% in principal amount of all outstanding Debentures).

     SECTION  9.06.  Notation  on or Exchange of  Debentures.  If an  amendment,
                     ---------------------------------------
supplement or waiver changes the terms of a Debenture, the Trustee may require the Holder of the Debenture to deliver it to the Trustee. The Trustee may place an appropriate notation on the Debenture about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Debenture shall issue and the Trustee shall authenticate a new Debenture that reflects the changed terms. Failure to make the appropriate notation or issue a new Debenture shall not affect the validity and effect of such amendment, supplement or waiver.

     SECTION 9.07.   Trustee to Sign Amendments, etc.  The Trustee may but  need
                     -------------------------------
not sign any amendment, supplement or waiver authorized pursuant to this Article if the amendment, supplement or waiver adversely affects the rights of the Trustee. The Trustee shall be entitled to request and receive an indemnity satisfactory to it before signing any amendment, supplement or waiver.

                                   ARTICLE TEN

                                  SUBORDINATION
                                  -------------

     SECTION 10.01.  Agreement to Subordinate.  The Company,  for itself and its
                     ------------------------
successors, and each Holder, by his acceptance of Debentures, agrees that the payment of the principal of, interest on or any other amounts due on the Debentures is subordinated in right of payment, to the extent and in the manner stated in this Article Ten, to the prior payment in full of all Senior Indebtedness. Each Holder by his acceptance of the Debentures authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and such Holder, the subordination provided in this Article Ten and appoints the Trustee his attorney-in-fact for such purpose.

     This Article Ten shall constitute a continuing offer to all persons who, in reliance upon such provisions, become holders of, or continue to hold, Senior Indebtedness, and such provisions of this Article Ten are made for the benefit of the holders of Senior Indebtedness, and such holders are made obligees under this Article Ten and they and/or each of them may enforce such provisions of this Article Ten. The Trustee has no fiduciary duties or obligations to holders of Senior Indebtedness.

     "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which (i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clause (ii), (iii) or (iv) above.

     SECTION 10.02.  Debentures  Subordinated  to Prior  Payment  of  All Senior
                     -----------------------------------------------------------
Indebtedness on Dissolution,  Liquidation or Reorganization of the Company. Upon
--------------------------------------------------------------------------
any distribution of assets of the Company in any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise);

     (a) the holders of all Senior Indebtedness shall first be entitled to receive payment in full of all principal thereof, interest due thereon and other amounts due thereon before the Holders of the Debentures are entitled to receive any payment on account of the principal of or interest on the Debentures;

     (b) any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, to which the Holders of the Debentures or the Trustee on behalf of the Holders of the Debentures would be entitled except for the provisions of this Article Ten, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated or the payment of the Debentures, shall be paid by the liquidating trustee or agent or other person making such payment or distribution directly to the holders of the

Senior Indebtedness or their representative (pro rata as to each such holder or representative on the basis of the respective amounts of unpaid Senior
Indebtedness held or represented by each), to the extent necessary to make payment in full of all Senior Indebtedness remaining unpaid, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that Holders of the Debentures shall be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Debentures; and

     (c) in the event that  notwithstanding  the  foregoing  provisions  of this
Section 10.02, any payment or distribution of assets of the Company of any kind or character, whether in cash, property or securities, including any such payment or distribution which may be payable or deliverable by reason of the payment of any other indebtedness of the Company being subordinated to the payment of the Debentures, shall be received by the Trustee or the Holders of the Debentures on account of principal of or interest on the Debentures before all Senior Indebtedness is paid in full, or effective provision made for its payment, such payment or distribution (subject to the provisions of Sections
10.05 and 10.06) shall be received and held in trust for and shall be paid over to the holders of the Senior Indebtedness remaining unpaid or unprovided for or their representative (pro rata as provided in subsection (b) above), for application to the payment of such Senior Indebtedness until all such Senior Indebtedness shall have been paid in full, after giving effect to any concurrent payment or distribution or provision therefor to the holders of such Senior Indebtedness, except that Holders of the Debentures shall be entitled to receive securities that are subordinated to Senior Indebtedness to at least the same extent as the Debentures.

     The Company shall give prompt written notice to the Trustee of any dissolution, winding up, liquidation or reorganization of the Company and of any fact known to the Company which would prohibit the making of any payment to or by the Trustee in respect of the Debentures.

     SECTION 10.03.  Debentureholders  to  be Subrogated to Rights of Holders of
                     -----------------------------------------------------------
Senior  Indebtedness.  Subject to the payment in full of all Senior Indebtedness
--------------------
pursuant to this Article Ten, the Holders of the Debentures shall be subrogated equally and ratably to the right of the holders of the Senior Indebtedness to receive payments or distributions of assets of the Company applicable to the Senior Indebtedness until all amounts owing on the Debentures shall be paid in full, and for the purpose of such subrogation no payments or distributions to the holders of the Senior Indebtedness by or on behalf of the Company or by or on behalf of the Holders of the Debentures by virtue of this Article Ten which otherwise would have been made to the Holders of the Debentures shall, as among the Company, its creditors other than holders of the Senior Indebtedness and the Holders of the Debentures, be deemed to be payment by the Company to or on account of the Senior Indebtedness, it being understood that the provisions of this Article Ten are intended solely for the purpose of defining the relative rights of the Holders of the Debentures, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

     SECTION 10.04.  Obligation of the Company Unconditional.  Nothing contained
                     ---------------------------------------
in this Article Ten or elsewhere in this Indenture or in any Debenture is intended to or shall impair, as between the Company, its creditors other than Holders of Senior Indebtedness and the Holders of the Debentures, the obligation of the Company, which is absolute and unconditional, to pay to the Holders of the Debentures the principal of and interest on the Debentures as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Debentures and creditors of the Company, other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or the Holder of any Debenture from exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article Ten of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy. Upon any distribution of assets of the Company referred to in this Article Ten, the Trustee, subject to the provisions of Sections 7.01 and 7.02, and the Holders of the Debentures shall be entitled to rely upon any order or decree made by any court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, or a certificate of the liquidating trustee or agent or other person making any distribution to the Trustee or the Holders of the Debentures, for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior

Indebtedness and other Indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article Ten.

     Nothing contained in this Article Ten or elsewhere in this Indenture or in any Debenture is intended to or shall affect the obligation of the Company to make or prevent the Company from making, at any time except during the pendency of any dissolution, winding-up, liquidation or reorganization proceeding, payments at any time of the principal of or interest on the Debentures.

     SECTION 10.05.  Knowledge  of  Trustee.  Notwithstanding  any provisions of
                     ----------------------
this Indenture, the Trustee shall not be charged with actual knowledge of the existence of any facts which would prohibit the making of any payment of monies to or by the Trustee, or the taking or not taking of any other action by the Trustee, until two Business Days after the Trustee through a Responsible Officer shall have received written notice thereon from the Company, any Debentureholder or any Paying Agent or the holder or representative of any class of Senior Indebtedness.

     SECTION 10.06.  Application  by Trustee of Monies  Deposited With It. If at
                     ----------------------------------------------------
least two Business Days prior to the date on which by the terms of this Indenture any monies deposited with the Trustee or any Paying Agent may become payable for any purpose (including, without limitation, the payment of either the principal of or the interest on any Debenture) the Trustee shall not have received with respect to such monies the notice provided for in Section 10.05, then the Trustee shall have full power and authority to receive such monies and to apply the same to the purpose for which they were received and shall not be affected by any notice to the contrary which may be received by it on or after such date. This Section shall be construed solely for the benefit of the Trustee and Paying Agent and shall not otherwise affect the rights of holders of Senior Indebtedness.

     SECTION 10.07.  Subordination  Rights Not Impaired by Acts or  Omissions of
                     -----------------------------------------------------------
the Company or Holders of Senior Indebtedness. No right of any present or future
---------------------------------------------
holders of any Senior Indebtedness to enforce subordination as provided herein shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any act or failure to act, in good faith, by any such holder, or by any noncompliance by the Company with the terms of this Indenture, regardless of any knowledge thereof which any such holder may have or be otherwise charged with. The holders of Senior Indebtedness may extend, renew, modify or amend the terms of the Senior Indebtedness or any security therefor and release, sell or exchange such security and otherwise deal freely with the Company, all without affecting the liabilities and obligations of the parties to the Indenture or the Holders. No provision in any supplemental indenture which affects the superior position of the holders of any then existing Senior Indebtedness shall be effective against the holders of the Senior Indebtedness who have not consented thereto.

     SECTION 10.08.  Debentureholders    Authorize    Trustee    to   Effectuate
                     -----------------------------------------------------------
Subordination of Debentures. Each Holder of the Debentures by acceptance thereof authorizes and expressly directs the Trustee on its, his or her behalf to take such action as may be necessary or appropriate in the sole discretion of the Trustee to effectuate the subordination provided in this Article Ten and appoints the Trustee its, his or her attorney-in-fact for such purpose, including, in the event of any dissolution, winding up, liquidation or reorganization of the Company (whether in bankruptcy, insolvency or receivership proceedings or upon an assignment for the benefit of creditors or otherwise), the immediate filing of a claim for the unpaid balance of its, his or her Debentures in the form required in said proceedings and cause said claim to be approved; provided, however, that the Trustee shall not be liable for any action or failure to act in accordance with this Article Ten. If the Trustee does not file a proper claim or proof of debt in the form required in such proceeding prior to 30 days before the expiration of the time to file such claim or claims, then the holders of Senior Indebtedness have the right to file and are hereby authorized to file an appropriate claim for and on behalf of the Holders of said Debentures.

     SECTION 10.09.  Right of Trustee to Hold Senior  Indebtedness.  The Trustee
                     ---------------------------------------------
shall be entitled to all of the rights set forth in this Article Ten in respect of any Senior Indebtedness at any time held by it to the same extent as any other holder of Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee of any of its rights as such holder.

     SECTION 10.10.  Article Ten Not to Prevent  Events of Default.  The failure
                     ---------------------------------------------
to make a payment on account of principal shall not be construed as preventing the occurrence of an Event of Default under Section 6.01.

     SECTION 10.11.  No   Fiduciary   Duty  Created   to   Holders   of   Senior
                     -----------------------------------------------------------
Indebtedness.  With respect to the holders of Senior  Indebtedness,  the Trustee
------------
undertakes to perform or to observe only such of its covenants and obligations as are specifically set forth in this Article Ten, and no implied covenants or obligations with respect to the holders of Senior Indebtedness shall be read into this Indenture against the Trustee. The Trustee shall not be deemed to owe any fiduciary duty to the holders of Senior Indebtedness by virtue of the provisions of this Article Ten.

     SECTION 10.12.  Trustee's  Compensation  Not  Prejudiced.  Nothing in  this
                     ----------------------------------------
Article Ten shall apply to amounts due to the Trustee pursuant to Section 7.07.

                                 ARTICLE ELEVEN

                                 MISCELLANEOUS
                                 -------------

     SECTION 11.01.  Trust  Indenture  Act  Controls.  If any provision of  this
                     -------------------------------
Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

     SECTION 11.02.  Notices.  Any notice or communication shall be sufficiently
                     -------
given if in writing and delivered or mailed as follows:

     (a) Notices or communications to the Company or the Trustee shall be given only by hand delivery or by certified or registered first class mail, return receipt requested, or by facsimile transmission promptly followed by hand delivery or certified or registered first class mail, return receipt requested, as follows:

         If to the Company, addressed to:

                  INTERVEST MORTGAGE CORPORATION
                  10 Rockefeller Plaza, Suite 1015
                  New York, New York 10020-1903

         If to the Trustee, addressed to:

                  THE BANK OF NEW YORK
                  101 Barclay Street - 12W
                  New York, New York  10286
                  Attention:  Corporate Trust Department

     Any notice or communication to the Company or the Trustee shall be deemed given on the day delivered and receipted for if delivered by hand, or on the day the return receipt card is signed on behalf of the Company or the Trustee if sent by certified or registered mail. The Company or the Trustee by notice to the other and to Debentureholders may designate additional or different addresses for subsequent notices or communications.

     (b) Notices or communications to a Debentureholder shall be mailed by first class mail to such Debentureholder at the address which appears on the registration books of the Registrar and shall be sufficiently given to such Debentureholder if so mailed within the time prescribed.

     Failure to mail a notice or communication to a Debentureholder or any defect in it shall not affect its sufficiency with respect to other Debentureholders. If a notice or communication is mailed to a Debentureholder in the manner provided in this paragraph (b), it is duly given, whether or not the addressee receives it. If the Company mails a notice or communication to Debentureholders it shall mail a copy of such notice to the Trustee and each Agent at the same time.

     SECTION 11.03.  Certificate and Opinion as to  Conditions  Precedent.  Upon
                     ----------------------------------------------------
any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee: (i) an Officers' Certificate in form and substance satisfactory to the Trustee stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed actions have been complied with; and (ii) an Opinion of Counsel in form and substance satisfactory to the Trustee stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     SECTION 11.04.  Statements  Required  in   Certificate  or   Opinion.  Each
                     ----------------------------------------------------
certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include: (i) a statement that the person making such certificate or opinion has read such covenant or condition; (ii) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based; (iii) a statement that, in the opinion of such person, he has made such examination or investigation as is necessary to enable him to express an informed opinion as to whether or not such covenant or condition has been complied with; and (iv) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

     SECTION 11.05.  Rules  by  Trustee  and   Agents.   The  Trustee  may  make
                     --------------------------------
reasonable rules for action by, or at a meeting of, Debentureholders. The Registrar or Paying Agent may make reasonable rules for its functions.

     SECTION 11.06.  Legal Holidays.  A "Legal Holiday" is a Saturday, a  Sunday
                     --------------
or a day on which banking institutions are not required to be open in the City of New York, in the State of New York, or in the city in which the Trustee administers its corporate trust business. If a payment date is a Legal Holiday at a place of payment, payment may be made at such place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

     SECTION 11.07.  Governing  Law. The laws of the State of New York,  without
                     --------------
regard to the principles of conflicts of law, shall govern this Indenture and the Debentures.

     SECTION 11.08.  No  Recourse  Against  Others.  Liabilities  of  directors,
                     -----------------------------
officers, employees and stockholders, as such, of the Company are waived and released as provided in paragraph 14 of the Debentures.

     SECTION 11.09.  Successors. All agreements of the Company in this Indenture
                     ----------
and the Debentures shall bind its successors. All agreements of the Trustee in this Indenture shall bind its successors.

     SECTION 11.10.  Duplicate  Originals.  The  parties  may sign any number of
                     --------------------
copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

     SECTION 11.11.  Separability. In case any provision in this Indenture or in
                     ------------
the Debentures shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby, and a Holder shall have no claim against any party hereto.

                            [SIGNATURE PAGE FOLLOWS]

                                             SIGNATURES

Dated as of _________  1, 2004               INTERVEST MORTGAGE CORPORATION

                                             By:        ________________________
                                             Name:      Lowell S. Dansker
                                             Title:     President
Attest:
______________________________________
Name:  Lawrence G. Bergman
Title:    Secretary




                                             THE BANK OF NEW YORK
                                             as Trustee

                                             By:        ________________________
                                             Name:      ________________________
                                             Title:     ________________________
Attest:

______________________________________
Name:    _____________________________
Title:   _____________________________

                                                                       Exhibit A
                                                                       ---------

              (FORM OF ACCRUAL DEBENTURE MATURING JANUARY 1, 2008)
Number R(______/08)A-                                                  $

                         INTERVEST MORTGAGE CORPORATION
           Series __/__/04 Subordinated Debenture due January 1, 2008

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2008, together with interest accruing on principal at six and one-quarter percent (6 1/4%) per annum, plus interest accruing each calendar quarter on the balance of interest accrued as of (and including) the last day of the preceding calendar quarter at six and one-quarter percent (6 1/4%) per annum, and with all accrued interest payable with the principal sum on January 1, 2008. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.


                                             Record Dates:
                                             The first day of the third month of
                                             the calendar quarter

DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ____________________________
         Authorized Signatory                                President

                                             By:    ____________________________
                                                           Secretary

                                              (REVERSE OF DEBENTURE)

           Series __/__/04 Subordinated Debenture due January 1, 2008

     1.  Interest.  The Company promises to pay interest on the principal amount
         --------
of this Debenture and interest on the balance of unpaid accrued interest at the rate per annum shown above. Interest will accrue on principal from the first closing date on which Debentures are approved for authentication and issuance.

     All interest will accrue quarterly but not be paid until maturity, at which time all unpaid accrued interest will be payable together with the principal amount. Interest on unpaid accrued interest will accrue each calendar quarter based on the balance of unpaid accrued interest as of (and including) the last day of the preceding calendar quarter. Interest will be credited on the first day of the calendar quarter following the calendar quarter in which it accrued. The first date on which interest will accrue on the balance of unpaid accrued interest shall be the first day of the second calendar quarter after interest on the principal balance commences accruing. Interest accrues from the date of closing and interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, January 1, April 1, July 1 and October 1 shall be the first days of the calendar quarters.

     2.  Method of Payment. Until maturity,  the Company will accrue interest on
         -----------------
the Debentures in each calendar quarter and reflect such accrued interest in its records for the account of the persons who are registered holders of Debentures at the close of business on the first day of the third month of the calendar quarter in which such interest is accruing. At maturity or upon full redemption, holders need not surrender Debentures to a Paying Agent to collect accrued interest and principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying  Agent and  Registrar.  The Bank of New York, a New York banking
         ----------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as the initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of _______1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000 of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010, and a maximum of $5,000,000 will have a maturity date of January 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price will be equal to (i) the face amount of the Debentures to be redeemed plus a 1% premium if the date of redemption is prior to July 1, 2005, and (ii) the face amount of the Debentures to be redeemed if the date of redemption is after July 1, 2005.

     6.  Selection and Notice of  Redemption. If less than all of the Debentures
         -----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Denominations,  Transfer,  Exchange.  The  Debentures  are  issuable in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     8.  Persons Deemed  Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     9.  Unclaimed  Money.  If money for the  payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     10. Amendment,  Supplement,  Waiver.  Subject  to certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     11. Defaults and Remedies.  The  Indenture  provides that the Trustee  will
         ---------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the

Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     12. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     13. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. No  Recourse  Against  Others.   A  director,   officer,   employee  or
         -----------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     15. Authentication.  This  Debenture shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     16. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably appoint  ________________________________________________  agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    _____________________      Your signature: ____________________________



                                                    ____________________________
                                                    (Sign  exactly  as your name
                                                    appears on the other side of
                                                    this Debenture)


Signature Guarantee: ___________________________

                                                                       Exhibit B

              (FORM OF ACCRUAL DEBENTURE MATURING JANUARY 1, 2010)
Number R(____04/10)A-                                                  $

                         INTERVEST MORTGAGE CORPORATION
           Series 11/28/03 Subordinated Debenture due January 1, 2010

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2010, together with interest accruing on principal at six and one-half percent (6 1/2%) per annum, plus interest accruing each calendar quarter on the balance of interest accrued as of (and including) the last day of the preceding calendar quarter at six and one-half percent (6 1/2%) per annum, and with all accrued interest payable with the principal sum on January 1, 2010. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.


                                             Record Dates:
                                             The first  day of the  third  month
                                             of the  calendar quarter

DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ___________________________
         Authorized Signatory                                President

                                             By:    ___________________________
                                                             Secretary

                             (REVERSE OF DEBENTURE)

           Series __/__/04 Subordinated Debenture due January 1, 2010

     1.  Interest.  The Company promises to pay interest on the principal amount
         --------
of this Debenture and interest on the balance of unpaid accrued interest at the rate per annum shown above. Interest will accrue on principal from the first closing date on which Debentures are approved for authentication and issuance.

     All interest will accrue quarterly but not be paid until maturity, at which time all unpaid accrued interest will be payable together with the principal amount. Interest on unpaid accrued interest will accrue each calendar quarter based on the balance of unpaid accrued interest as of (and including) the last day of the preceding calendar quarter. Interest will be credited on the first day of the calendar quarter following the calendar quarter in which it accrued. The first date on which interest will accrue on the balance of unpaid accrued interest shall be the first day of the second calendar quarter after interest on the principal balance commences accruing. Interest accrues from the date of closing and interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, January 1, April 1, July 1 and October 1 shall be the first days of the calendar quarters.

     2.  Method of Payment. Until maturity,  the Company will accrue interest on
         -----------------
the Debentures in each calendar quarter and reflect such accrued interest in its records for the account of the persons who are registered holders of Debentures at the close of business on the first day of the thirdmonth of the calendar quarter in which such interest is accruing. Upon maturity or full redemption, holders need not surrender Debentures to a Paying Agent to collect accrued interest and principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying Agent and  Registrar.  The Bank of New York,  a New York banking
         ---------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of ____________1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000 of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010, and a maximum of $5,000,000 will have a maturity date of January 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price will be equal to (i) the face amount of the Debentures to be redeemed plus a 1% premium if the date of redemption is prior to July 1, 2005, and (ii) the face amount of the Debentures to be redeemed if the date of redemption is on or after July 1, 2005.

     6.  Selection and Notice of Redemption.  If less than all of the Debentures
         ----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Optional Repurchase. Commencing in 2007 (for a repurchase to be made on
         -------------------
January 1, 2008), a holder will have the option to require the Company to repurchase the Debenture for the face amount plus accrued interest, provided that a request for repurchase, accompanied by the Debenture and a written and duly executed instrument of transfer is submitted to the Company no earlier than November 1 and no later than November 30. to be effective as of January 1 of the next year. Repurchases shall be made once each year as of January 1 and are subject to the limitation that the Company is not required to repurchase more than $100,000 principal amount of each maturity in any calendar year, on a non-cumulative basis. The Company will repurchase Debentures on a first-come, first-served basis.

     8.  Denominations,  Transfer,  Exchange.  The  Debentures  are  issuable in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     9.  Persons Deemed  Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     10. Unclaimed  Money.  If money for  the payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     11. Amendment,  Supplement,  Waiver.  Subject to  certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     12. Defaults and  Remedies.  The  Indenture  provides that the Trustee will
         ----------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     13. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     14. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     15. No  Recourse  Against  Others.  A  director,   officer,   employee   or
         -----------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     16. Authentication.  This  Debenture shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     17. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint   ____________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    _____________________             Your signature: _____________________


                                                    ____________________________
                                                    (Sign  exactly  as your name
                                                    appears on the other side of
                                                    this Debenture)


Signature Guarantee: ___________________________

                                                                       Exhibit C
                                                                       ---------

              (FORM OF ACCRUAL DEBENTURE MATURING JANUARY 1, 2012)
Number R(______/12)A-                                                  $

                         INTERVEST MORTGAGE CORPORATION
           Series __/__/04 Subordinated Debenture due January 1, 2012

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2012, together with interest accruing on principal at six and three-quarters percent (6 3/4%) per annum, plus interest accruing each calendar quarter on the balance of interest accrued as of (and including) the last day of the preceding calendar quarter at six and three-quarters percent (6 3/4%) per annum, and with all accrued interest payable with the principal sum on January 1, 2012. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.


                                             Record Dates:
                                             The first  day of the  third  month
                                             of the  calendar quarter

DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ___________________________
         Authorized Signatory                                President

                                             By:    ___________________________
                                                             Secretary

                             (REVERSE OF DEBENTURE)

           Series __/__/04 Subordinated Debenture due January 1, 2012

     1.  Interest.  The Company promises to pay interest on the principal amount
         --------
of this Debenture and interest on the balance of unpaid accrued interest at the rate per annum shown above. Interest will accrue on principal from the first closing date on which Debentures are approved for authentication and issuance.

     All interest will accrue quarterly but not be paid until maturity, at which time all unpaid accrued interest will be payable together with the principal amount. Interest on unpaid accrued interest will accrue each calendar quarter based on the balance of unpaid accrued interest as of (and including) the last day of the preceding calendar quarter. Interest will be credited on the first day of the calendar quarter following the calendar quarter in which it accrued. The first date on which interest will accrue on the balance of unpaid accrued interest shall be the first day of the second calendar quarter after interest on the principal balance commences accruing. Interest accrues from the date of closing and interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. For purposes hereof, January 1, April 1, July 1 and October 1 shall be the first days of the calendar quarters.

     2.  Method of Payment. Until maturity,  the Company will accrue interest on
         -----------------
the Debentures in each calendar quarter and reflect such accrued interest in its records for the account of the persons who are registered holders of Debentures at the close of business on the first day of the third month of the calendar quarter in which such interest is accruing. Upon maturity or full redemption, holders need not surrender Debentures to a Paying Agent to collect accrued interest and principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying Agent and  Registrar.  The Bank of New York,  a New York banking
         ---------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of ________1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000 of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010, and a maximum of $5,000,000 will have a maturity date of Januaryl 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price will be equal to: (i) the face amount of the Debentures to be redeemed plus a 1% premium if the date of redemption is prior to July 1, 2005, and (ii) the face amount of the Debentures to be redeemed if the date of redemption is on or after July 1, 2005.

     6.  Selection and Notice of Redemption.  If less than all of the Debentures
         ----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Optional Repurchase. Commencing in 2007 (for a repurchase to be made on
         -------------------
January 1, 2008), a holder will have the option to require the Company to repurchase the Debenture for the face amount plus accrued interest, provided that a request for repurchase, accompanied by the Debenture and a written and duly executed instrument of transfer is submitted to the Company no earlier than November 1 and no later than November 30 to be effective as of January 1 of the next year. Repurchases shall be made once each year as of January 1 and are subject to the limitation that the Company is not required to repurchase more than $100,000 principal amount of each maturity in any calendar year, on a non-cumulative basis. The Company will repurchase Debentures on a first-come, first-served basis.

     8.  Denominations,  Transfer,  Exchange.  The  Debentures  are  issuable in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     9.  Persons Deemed  Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     10. Unclaimed  Money.  If  money for the payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     11. Amendment,  Supplement,  Waiver.  Subject  to certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     12. Defaults and Remedies.  The  Indenture  provides  that the Trustee will
         ---------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     13. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     14. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     15. No  Recourse  Against  Others.  A  director,   officer,   employee   or
         -----------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     16. Authentication.  This Debenture  shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     17. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint  _____________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    ______________________            Your signature: _____________________


                                                    ____________________________
                                                    (Sign  exactly  as your name
                                                    appears on the other side of
                                                    this Debenture)


Signature Guarantee: ___________________________

                                                                       Exhibit D
                                                                       ---------


         (FORM OF QUARTERLY PAYMENT DEBENTURE MATURING JANUARY 1, 2008)
Number R(______/08)-                                                   $

                         INTERVEST MORTGAGE CORPORATION
           Series __/__/04 Subordinated Debenture due January 1, 2008

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2008, together with interest at six and one quarter percent (6 1/4%) per annum. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.

                                          Interest Payment Dates:
                                          The first day of each calendar quarter

                                          Record Dates:
                                          The first  day of the  third  month of
                                          the  calendar quarter

DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE  CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ___________________________
         Authorized Signatory                                President

                                             By:    ___________________________
                                                             Secretary

                             (REVERSE OF DEBENTURE)

          Series 11__/__/04 Subordinated Debenture due January 1, 2008

     1.  Interest.  The Company promises to pay interest on the principal amount
         --------
of this Debenture at the rate per annum shown above. The Company will pay interest quarterly on January 1, April 1, July 1 and October 1 of each year. With respect to Debentures sold on the date $9,500,000 or more of Debentures are first approved for issuance (the "First Closing Date"), interest will accrue on principal from the First Closing Date. With respect to Debentures sold after the First Closing Date, interest will accrue on principal commencing on the first day of the month of sale, if the Debenture is sold on or before the fifteenth day of the month, or commencing on the sixteenth day of the month of sale, if the Debenture is sold after the fifteenth day of the month, provided that interest shall not accrue from prior to the First Closing Date. Debentures sold after the First Closing Date shall be deemed sold on the date the Company (or an underwriter on its behalf) receives payment therefor. The first payment of interest shall be due on the first day of the second calendar quarter following the date of sale of the Debenture, or such earlier date selected by the Company without requirement of notice After the first payment date, interest on the Debenture will accrue from the most recent date to which interest has been paid. Interest accrues from the date of closing and interest will be computed on the basis of a 360 day year consisting of twelve 30-day months.

     2.  Method of Payment. The Company will pay interest on the  Debentures  to
         -----------------
the persons who are registered holders of Debentures at the close of business on the first day of the third month of the calendar quarter. Holders need not surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying Agent and  Registrar.  The Bank of New York,  a New York banking
         ---------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of ________ 1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000, of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010, and a maximum of $5,000,000 will have a maturity date of January 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price of Debentures will be equal to (i) the face amount of the Debentures to be redeemed plus a 1% premium if the redemption date is prior to July 1, 2005, and
(ii) the face amount of the Debentures to be redeemed if the redemption date is on or after July 1, 2005. In all cases, the Debenture holder will also receive interest accrued to the redemption date.

     6.  Selection and Notice of Redemption.  If less than all of the Debentures
         ----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, which is the date specified by the Company in its notice, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Denominations,  Transfer,  Exchange.  The  Debentures  are  issuable in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     8.  Persons Deemed  Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     9.  Unclaimed  Money.  If money for the  payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     10. Amendment,  Supplement,  Waiver.  Subject  to certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     11. Defaults  and Remedies.  The  Indenture  provides that the Trustee will
         ----------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders.

In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     12. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     13. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     14. No  Recourse  Against  Others.  A  director,   officer,   employee   or
         -----------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     15. Authentication.  This Debenture shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     16. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and  irrevocably  appoint  _____________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    ________________________          Your signature: _____________________


                                                    ____________________________
                                                    (Sign  exactly  as your name
                                                    appears on the other side of
                                                    this Debenture)


Signature Guarantee: ___________________________

                                                                       Exhibit E
                                                                       ---------


         (FORM OF QUARTERLY PAYMENT DEBENTURE MATURING JANUARY 1, 2010)
Number R(______/10)-                                                   $

                         INTERVEST MORTGAGE CORPORATION
           Series __/__/04 Subordinated Debenture due January 1, 2010

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2010, together with interest at six and one-half percent (6 1/2%) per annum. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.

                                          Interest Payment Dates:
                                          The first day of each calendar quarter

                                          Record Dates:
                                          The first day of the  third  month  of
                                          the calendar quarter
DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ___________________________
         Authorized Signatory                                  President

                                             By:    ___________________________
                                                               Secretary

                             (REVERSE OF DEBENTURE)

           Series __/__/04 Subordinated Debenture due January 1, 2010

     1.  Interest.  The Company promises to pay interest on the principal amount
         --------
of this Debenture at the rate per annum shown above. The Company will pay interest quarterly on January 1, April 1, July 1 and October 1 of each year. With respect to Debentures sold on the date $9,500,000 or more of Debentures are first approved for issuance (the "First Closing Date"), interest will accrue on principal from the First Closing Date. With respect to Debentures sold after the First Closing Date, interest will accrue on principal commencing on the first day of the month of sale, if the Debenture is sold on or before the fifteenth day of the month, or commencing on the sixteenth day of the month of sale, if the Debenture is sold after the fifteenth day of the month, provided that interest shall not accrue from prior to the First Closing Date. Debentures sold after the First Closing Date shall be deemed sold on the date the Company (or an underwriter on its behalf) receives payment therefor. The first payment of interest shall be due on the first day of the second calendar quarter following the date of sale of the Debenture, or such earlier date selected by the Company without requirement of notice After the first payment date, interest on the Debenture will accrue from the most recent date to which interest has been paid. Interest accrues from the date of closing and interest will be computed on the basis of a 360 day year consisting of twelve 30-day months.

     2.  Method of Payment. The Company will pay interest on the  Debentures  to
         -----------------
the persons who are registered holders of Debentures at the close of business on the first day of the third month of the calendar quarter. Holders need not surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying  Agent and  Registrar.  The Bank of New York, a New York banking
         ----------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of __________ 1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000, of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010, and a maximum of $5,000,000 will have a maturity date of January 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price for Debentures will be equal to (i) the face amount of the Debentures to be redeemed plus a 1% premium if the redemption date is prior to July 1, 2005, and (ii) the face amount of the Debentures to be redeemed if the redemption date is on or after July 1, 2005. In all cases, the Debenture holder will also receive interest accrued to the redemption date.

     6.  Selection and Notice of  Redemption. If less than all of the Debentures
         -----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, which is the date specified by the Company in its notice, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Optional Repurchase. Commencing in 2007 (for a repurchase to be made on
         -------------------
January 1, 2008), a holder will have the option to require the Company to repurchase the Debenture for the face amount plus accrued interest, provided that a request for repurchase, accompanied by the Debenture and a written and duly executed instrument of transfer is submitted to the Company no earlier than November 1 and no later than November 30 to be effective as of January 1 of the next year. Repurchases shall be made once each year as of January 1 and are subject to the limitation that the Company is not required to repurchase more than $100,000 principal amount of each maturity in any calendar year, on a non-cumulative basis. The Company will repurchase Debentures on a first-come, first-served basis.

     8.  Denominations,  Transfer,  Exchange.  The  Debentures  are  issuable in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     9.  Persons Deemed  Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     10. Unclaimed  Money.  If  money for the payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     11. Amendment,  Supplement,  Waiver.  Subject  to certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     12. Defaults and Remedies.  The  Indenture  provides  that the Trustee will
         ---------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     13. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     14. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     15. No  Recourse  Against  Others.  A  director,   officer,   employee   or
         -----------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     16. Authentication.  This  Debenture shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     17. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably  appoint  ______________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    ________________________          Your signature: _____________________


                                                    ____________________________
                                                    (Sign  exactly as your  name
                                                    appears on the other side of
                                                    this Debenture)

Signature Guarantee: ___________________________

                                                                       Exhibit F
                                                                       ---------


         (FORM OF QUARTERLY PAYMENT DEBENTURE MATURING JANUARY 1, 2012)
Number R(______/12)-                                                   $

                         INTERVEST MORTGAGE CORPORATION
           Series __/__/04 Subordinated Debenture due January 1, 2012

     INTERVEST MORTGAGE CORPORATION, a corporation duly organized and existing under the laws of the State of New York (the "Company"), promises to pay to or registered assigns the principal sum of ________________________________________
Dollars on January 1, 2012, together with interest at six and three-quarters percent (6 3/4%) per annum. The provisions on the back of this certificate are incorporated as if set forth on the face of the certificate.

                                          Interest Payment Dates:
                                          The first day of each calendar quarter

                                          Record Dates:
                                          The first  day  of the  third month of
                                          the calendar quarter

DATED:

Authenticated to be one of the
Debentures described in the
Indenture referred to herein:

THE BANK OF NEW YORK, as                     INTERVEST MORTGAGE CORPORATION
  Registrar

By:      _______________________  (Seal)     By:    ___________________________
         Authorized Signatory                                President

                                             By:    __________________________
                                                             Secretary

                             (REVERSE OF DEBENTURE)

           Series __/__/04 Subordinated Debenture due January 1, 2012

     1.  Interest. The Company  promises to pay interest on the principal amount
         --------
of this Debenture at the rate per annum shown above. The Company will pay interest quarterly on January 1, April 1, July 1 and October 1 of each year. With respect to Debentures sold on the date $9,500,000 or more of Debentures are first approved for issuance (the "First Closing Date"), interest will accrue on principal from the First Closing Date. With respect to Debentures sold after the First Closing Date, interest will accrue on principal commencing on the first day of the month of sale, if the Debenture is sold on or before the fifteenth day of the month, or commencing on the sixteenth day of the month of sale, if the Debenture is sold after the fifteenth day of the month, provided that interest shall not accrue from prior to the First Closing Date. Debentures sold after the First Closing Date shall be deemed sold on the date the Company (or an underwriter on its behalf) receives payment therefor. The first payment of interest shall be due on the first day of the second calendar quarter following the date of sale of the Debenture, or such earlier date selected by the Company without requirement of notice After the first payment date, interest on the Debenture will accrue from the most recent date to which interest has been paid. Interest accrues from the date of closing and interest will be computed on the basis of a 360 day year consisting of twelve 30-day months.

     2.  Method of Payment. The Company will pay interest on the  Debentures  to
         -----------------
the persons who are registered holders of Debentures at the close of business on the first day of the third month of the calendar quarter. Holders need not surrender Debentures to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is legal tender for payment of public and private debts. The Company may, however, pay principal and interest by its check payable in such money. It may mail payments to a holder's registered address.

     3.  Paying Agent and  Registrar.  The Bank of New York,  a New York banking
         ---------------------------
corporation, will act as Registrar and will authenticate the Debentures. The Bank of New York will also act as the initial Paying Agent. The Company may change any Paying Agent, Registrar or co-Registrar without notice.

     4.  Indenture.  This  Debenture  is  one  of a duly  authorized  series  of
         ---------
Debentures issued by the Company under an Indenture dated as of ________ 1, 2004 (the "Indenture") between the Company and The Bank of New York, as trustee (the "Trustee"). The term "Debentures" being used herein refers to all Maturities of Debentures issued under the Indenture. Capitalized terms herein are used as defined in the Indenture unless otherwise indicated. Reference is hereby made to the Indenture for a description of the rights, obligations, duties and immunities of the Trustee and the Debentureholders and for the terms and conditions upon which the Debentures are and are to be issued. The Debentures are general unsecured obligations of the Company limited to the aggregate principal amount of $11,500,000, of which a maximum of $2,500,000 will have a maturity date of January 1, 2008, a maximum of $4,000,000 will have a maturity date of January 1, 2010 and a maximum of $5,000,000 will have a maturity date of January 1, 2012.

     5.  Optional  Redemption.  The  Company  may  at  its  option  redeem   the
         --------------------
Debentures of any CUSIP Number in whole or in part at any time. The redemption price for Debentures will be equal to: (i) the face amount of the Debentures to be redeemed plus a 1% premium if the redemption date is prior to July 1, 2005, and (ii) the face amount of the Debentures to be redeemed if the redemption date is on or after July 1, 2005. In all cases, the Debenture holder will also receive interest accrued to the redemption date.

     6.  Selection and Notice of Redemption.  If less than all of the Debentures
         ----------------------------------
of any CUSIP Number are to be redeemed, the Registrar shall select the Debentures to be redeemed by such method as the Registrar shall deem fair and appropriate, or if the Debentures are listed on a national securities exchange, in accordance with the rules of such exchange. The Registrar shall make the selection from the Debentures outstanding and not previously called for redemption. The Registrar may select for redemption portions (equal to $10,000 or any integral multiple thereof) of the principal amount of Debentures that have denominations larger than $10,000. Provisions of the Indenture that apply to Debentures called for redemption also apply to portions of Debentures called for redemption. Notice of redemption will be mailed at least 30 days but not more than 90 days before the redemption date to each holder of Debentures to be redeemed at his registered address. On and after the redemption date, which is the date specified by the Company in its notice, interest ceases to accrue on Debentures or portions thereof called for redemption.

     7.  Optional  Repurchase.  Commencing in 2007 (for a purchase to be made on
         --------------------
January 1, 2008), a holder will have the option to require the Company to repurchase the Debenture for the face amount plus accrued interest, provided that a request for repurchase, accompanied by the Debenture and a written and duly executed instrument of transfer is submitted to the Company no earlier than November 1 and no later than November 30 to be effective as of January 1 of the next year. Repurchases shall be made once each year as of January 1 and are subject to the limitation that the Company is not required to repurchase more than $100,000 principal amount of each maturity in any calendar year, on a non-cumulative basis. The Company will repurchase Debentures on a first-come, first-served basis.

     8.  Denominations,  Transfer,  Exchange.  The  Debentures  are issuable  in
         -----------------------------------
registered form without coupons in denominations of $10,000 and integral multiples of $10,000. A holder may transfer or exchange Debentures in accordance with the Indenture. A Debenture containing a particular CUSIP Number may not be exchanged for a Debenture containing another CUSIP Number. The Registrar may require a holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Debenture or portion of a Debenture selected for redemption, or transfer or exchange any Debentures for a period of 15 days before a selection of Debentures to be redeemed.

     9.  Persons  Deemed Owners.  The  registered  holder of a Debenture  may be
         ----------------------
treated as the owner of it for all purposes.

     10. Unclaimed  Money.  If money for the  payment of  principal  or interest
         ----------------
remains unclaimed for two years, the Trustee or Paying Agent will pay the money back to the Company, if the Company requests such repayment within one year after such two year period that such money remains unclaimed. If such unclaimed money is so paid back to the Company, thereafter, holders entitled to the money must look to the Company for payment as general creditors, unless an applicable abandoned property law designates another person. If such unclaimed money is not so paid back to the Company, it may be disposed of by the Trustee in accordance with applicable law.

     11. Amendment,  Supplement,  Waiver.  Subject to certain  exceptions,  the
         -------------------------------
Indenture or the Debentures may be amended or supplemented, and any past default or compliance with any provision may be waived, with the consent of the holders of a majority in principal amount of the outstanding Debentures. Without the consent of any Debentureholder, the Company may amend or supplement the Indenture or the Debentures to cure any ambiguity, omission, defect or inconsistency, to comply with Article Five of the Indenture (providing for the assumption of the obligations of the Company under the Indenture by a successor corporation), or to make any change that does not adversely affect the rights of any Debentureholder.

     12. Defaults and  Remedies. The Indenture  provides  that the Trustee  will
         ----------------------
give the Debentureholders notice of an uncured Default known to it, within 90 days after the occurrence of an Event of Default (as defined in the Indenture), or as soon as practicable after it learns of an Event of Default which occurred more than 90 days beforehand; provided that, except in the case of Default in the payment of principal of or interest on any of the Debentures or any amount due on redemption, the Trustee may withhold such notice if it in good faith determines that the withholding of such notice is in the interest of the Debentureholders. In case an Event of Default occurs and is continuing, the Trustee or the holders of not less than 25% of aggregate principal amount of the Debentures then outstanding, by notice in writing to the Company (and to the Trustee if given by the Debentureholders), may declare the principal of and all accrued interest on all the Debentures to be due and payable immediately. Such declaration may be rescinded by holders of a majority in principal amount of the Debentures if all existing Events of Default (except nonpayment of principal or interest that has become due solely because of the acceleration) have been cured or waived and if the rescission would not conflict with any judgment or decree. The Indenture requires the Company to file periodic reports with the Trustee as to the absence of defaults.

     13. Subordination.  The indebtedness evidenced by all of the Debentures is,
         -------------
to the extent provided in the Indenture, subordinate and subject in right of payment to the prior payment in full of all Senior Indebtedness, and this Debenture is issued subject to such provisions of the Indenture, and each holder of this Debenture by accepting same, agrees to and shall be bound by such provisions. "Senior Indebtedness" means Indebtedness of the Company outstanding at any time, whether outstanding on the date hereof or hereafter created, which
(i) is secured, in whole or in part, by any asset or assets owned by the Company or a Subsidiary, or (ii) arises from unsecured borrowings by the Company from a commercial bank, a savings bank, a savings and loan association, an insurance company, a company whose securities are traded in a national securities market, or any wholly-owned subsidiary of any of the foregoing, or (iii) arises from unsecured borrowings by the Company from any pension plan (as defined in ss. 3(2) of the Employee Retirement Income Security Act of 1974, as amended), or
(iv) arises from borrowings by the Company which are evidenced by commercial paper, or (v) other unsecured borrowings by the Company which are subordinate to Indebtedness of a type described in clauses (i), (ii) or (iv) above if, immediately after the issuance thereof, the total capital, surplus and retained earnings of the Company exceed the aggregate of the outstanding principal amount of such borrowings, or (vi) is a guarantee or other liability of the Company of or with respect to Indebtedness of a Subsidiary of a type described in any of clauses (ii), (iii) or (iv) above.

     14. Trustee  Dealings with the Company.  The Trustee,  in its individual or
         ----------------------------------
any other capacity, may make loans to, accept deposits from, and perform services for the Company or its Affiliates, and may otherwise deal with the Company or its Affiliates, as if it were not the Trustee.

     15. No  Recourse   Against  Others.  A  director,   officer,   employee  or
         ------------------------------
stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Debentures or the Indenture or for any claim based on, in respect of or by reason of, such obligations or their creation. Each Debentureholder by accepting a Debenture waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Debentures.

     16. Authentication.  This  Debenture shall not be valid until the Registrar
         --------------
signs the certificate of authentication on the other side of this Debenture.

     17. Abbreviations.  Customary  abbreviations may be used in the name of the
         -------------
Debentureholder or an assignee, such as: TEN COM (=tenants in common), TEN ENT (=tenants by entirety), JT TEN (=joint tenants with right of survivorship and not as tenants in common), CUST (=custodian), and U/G/M/A (=Uniform Gifts to Minors Act).

     The Company will furnish to any Debentureholder upon written request and without charge a copy of the Indenture. Requests may be made to Intervest Mortgage Corporation, 10 Rockefeller Plaza, Suite 1015, New York, New York 10020-1903.

                                   ASSIGNMENT


If you want to assign this Debenture, fill in the form below and have your signature guaranteed by a commercial bank or trust company or a member firm of any national securities exchange registered under the Securities Exchange Act of 1934.

I or we assign and transfer this Debenture to

________________________________________________________________________________
(Please insert assignee's social security or tax identification number)


______________________________________________

______________________________________________

______________________________________________
(Print or type assignee's name, address and zip code)

and irrevocably  appoint  ______________________________________________________
agent to transfer this Debenture on the books of the Company. The agent may substitute another to act for him.


Date:    _________________________         Your signature: _____________________


                                                    ____________________________
                                                    (Sign  exactly  as your name
                                                    appears on the other side of
                                                    this Debenture)


Signature Guarantee: ___________________________